As Filed with the Securities and Exchange Commission on  April 30, 1998.
                                                      Registration No. 33--28888
                                                                        811-5816

--------------------------------------------------------------------------------

                       Securities and Exchange Commission
                             Washington, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM N-1A

             Registration Statement Under the Securities Act of 1933


                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 11


                                     and/or


         Registration Statement Under The Investment Company Act Of 1940
                                Amendment No. 12


--------------------------------------------------------------------------------

                    CANADA LIFE OF AMERICA SERIES FUND, INC.
                           (Exact Name of Registrant)

                              330 UNIVERSITY AVENUE
                             TORONTO, CANADA M5G 1R8
                     (Address of Principal Executive Office)
                  Registrant's Telephone Number: (416) 597-1456

                                  Roy W. Linden
                              330 University Avenue
                             Toronto, Canada M5G 1R8
                     (Name and Address of Agent for Service)


                                    Copy to:
                            Stephen E. Roth, Esquire
                       Sutherland, Asbill, & Brennan, LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

             It is proposed that this filing will become effective:
                  X    immediately upon filing pursuant to paragraph (b)
                 ___   on May 1, 1998 pursuant to paragraph (b)
                 ___   60 days after filing pursuant to paragraph (a)(i)
                 ___   on pursuant to _________ paragraph (a)(i)
                 ___   75 days after filing pursuant to paragraph (a)(ii)
                 ___   on ________ pursuant to paragraph (a)(ii) of Rule 485


             If appropriate check the following box:
                 ___ this Post-Effective Amendment designates a new effective date for a new effective date for a previously filed Post-Effective Amendment.


Title of Securities Being Registered:
Common Stock of:
Canada Life of America Series Fund, Inc.
Money Market Portfolio
Bond Portfolio
Value Equity Portfolio
Managed Portfolio
Capital Portfolio
International Portfolio

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                   Showing Location In Part A (Prospectus) And
          Part B (Statement of Additional Information) of Registration
                 Statement of Information Required By Form N-1A
--------------------------------------------------------------------------------

                                     PART A

ITEM OF FORM N-1A                                                      PROSPECTUS CAPTION
-----------------                                                      ------------------
1.   Cover Page                                                        Cover Page

2.   Synopsis                                                          Synopsis

3.   Condensed Financial Information                                   CONDENSED FINANCIAL INFORMATION

4.   General Description Of Registrant                                 INTRODUCTION; THE FUND; INVESTMENT OBJECTIVES, POLICIES AND
                                                                       RISKS; INVESTMENT RESTRICTIONS; DESCRIPTION OF CERTAIN
                                                                       INVESTMENT PRACTICES

5.   Management of the Fund                                            MANAGEMENT OF THE FUND

6.   Capital Stock and Other Securities                                CAPITAL STOCK AND SHAREHOLDER INFORMATION; DIVIDENDS; TAXES

7.   Purchase of Securities Being Offered                              PURCHASES AND REDEMPTION OF SHARES; VALUATION OF SHARES

8.   Redemption or Repurchase                                          PURCHASE AND REDEMPTION OF SHARES

9.   Pending Legal Proceedings                                         LEGAL PROCEEDINGS


                                                PART B

ITEM OF FORM N-1A                                                      STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------                                                      -------------------------------------------
10.  Cover Page                                                        Cover Page

11.  Table of Contents                                                 TABLE OF CONTENTS

12.  General Information and History                                   See Prospectus - THE FUND

13.  Investment Objectives and Policies                                INVESTMENT POLICIES; INVESTMENT PRACTICES; INVESTMENT
                                                                       RESTRICTIONS; SERIES TURNOVER

14.  Management Of The Fund                                            MANAGEMENT OF THE FUND - Directors And Officers

15.  Control Persons And Principal Holders Of Securities               Not Applicable

16.  Investment Advisory And Other Services                            MANAGEMENT OF THE FUND - Custodian, Accounting Services,
                                                                       Investment Adviser, Sub-Adviser, Advisory Fees And Expenses,
                                                                       Investment Advisory Agreement, Sub-Advisory Agreement, and
                                                                       Securities Activities Of The Adviser And Sub-Adviser; GENERAL
                                                                       INFORMATION -

                                                                       Financial Statements

17.  Brokerage Allocation                                              MANAGEMENT OF THE FUND - Series Transactions And Brokerage

18.  Capital Stock And Other Securities                                GENERAL INFORMATION - Capital Stock

19.  Purchase, Redemption and Pricing                                  PURCHASE AND REDEMPTION OF SHARES; DETERMINATION OF NET ASSET
                                                                       VALUE

20.  Tax Status                                                        TAXES

21.  Underwriters                                                      PURCHASE AND REDEMPTION OF SHARES

22.  Calculation Of Performance Data                                   SERIES TURNOVER; INVESTMENT EXPERIENCE INFORMATION

23.  Financial Statements                                              GENERAL INFORMATION - Financial Statements


                                     PART A



                      INFORMATION REQUIRED IN A PROSPECTUS

--------------------------------------------------------------------------------


                    CANADA LIFE OF AMERICA SERIES FUND, INC.
      ADMINISTRATIVE OFFICE: 6201 Powers Ferry Road, NW, Atlanta, GA 30339
                              PHONE: 1-800-905-1959


--------------------------------------------------------------------------------
                              PROSPECTUS FOR FUND
--------------------------------------------------------------------------------

Canada Life of America Series Fund, Inc. (The "Fund"), is a diversified open-end management investment company, commonly known as a mutual fund. Shares of the Fund are not offered directly to the public, but are sold only to insurance companies and their separate accounts. The Fund is intended to meet a wide range of investment objectives by dividing its assets and liabilities into six different portfolios: Money Market Portfolio; Bond Portfolio; Value Equity Portfolio; Managed Portfolio; Capital Portfolio; and International Equity Portfolio. Each portfolio generally operates as a separate fund and issues its own shares.

MONEY MARKET PORTFOLIO
The Money Market Portfolio seeks the highest possible level of current income consistent with preservation of capital and liquidity by investing in money market instruments maturing in thirteen months or less.

BOND PORTFOLIO
The Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with preservation of principal, by investing primarily in fixed income debt instruments.

VALUE EQUITY PORTFOLIO
The Value Equity Portfolio seeks long-term growth of capital and income by investing in equity securities which are believed to have appreciation potential.

MANAGED PORTFOLIO
The Managed Portfolio seeks as high a level of return as possible through capital appreciation and income, consistent with prudent investment risk and preservation of capital, by investing in equities, fixed income debt instruments and money market instruments.

CAPITAL PORTFOLIO
The Capital Portfolio seeks capital appreciation, not current income, by investing in common stocks and securities convertible into or exchangeable for common stocks, in common stock purchase warrants, in debt securities and in preferred stocks believed to provide capital appreciation opportunities.

INTERNATIONAL EQUITY PORTFOLIO
The International Equity Portfolio seeks long-term capital appreciation by investing in equity or equity type securities of companies located outside of the United States.

The investment objectives of each portfolio are not fundamental policies and may be changed without shareholder approval. There can be no assurance that any portfolio will achieve its objectives or that the Money Market Portfolio will be able to maintain a stable net asset value of $10.00 per share. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.


This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. A Statement of Additional Information dated May 1, 1998, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing or calling us at the address or phone number shown above.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
                          UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR CERTAIN LIFE INSURANCE COMPANIES ISSUING VARIABLE POLICIES.
  THIS PROSPECTUS SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS OR INFORMATION STATEMENT FOR THE CORRESPONDING VARIABLE POLICY. BOTH DOCUMENTS SHOULD BE READ
                  CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


 THE SHARES OF THE FUNDS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF
                              PRINCIPAL INVESTED.


                   The date of this Prospectus is May 1, 1998.

                                TABLE OF CONTENTS



  CONDENSED FINANCIAL INFORMATION.........................................................................................3

  THE FUND................................................................................................................9

  INVESTMENT OBJECTIVES, POLICIES AND RISKS...............................................................................9
         Money Market Portfolio...........................................................................................9
         Bond Portfolio..................................................................................................10
         Value Equity Portfolio..........................................................................................11
         Managed Portfolio...............................................................................................11
         Capital Portfolio...............................................................................................12
         International Equity Portfolio..................................................................................13

  INVESTMENT RESTRICTIONS................................................................................................14

  DESCRIPTION OF CERTAIN INVESTMENT PRACTICES............................................................................14
         When-Issued Securities..........................................................................................14
         Loans of Portfolio Securities...................................................................................15
         Put And Call Options............................................................................................15
         Stock Index Futures, Options On Stock Index Futures, And Stock Index Options....................................15
         International Investments.......................................................................................16
         Currency Hedging................................................................................................17
         Repurchase Agreements...........................................................................................17

  MANAGEMENT OF THE FUND.................................................................................................17
         Investment Adviser..............................................................................................17
         Capital Portfolio Sub-Adviser...................................................................................18
         International Equity Portfolio Sub-Adviser......................................................................18
         Advisory Fees And Expenses......................................................................................19
         Custodian.......................................................................................................19
         Transfer Agent And Dividend Disbursing Agent....................................................................19

  CAPITAL STOCK AND SHAREHOLDER INFORMATION..............................................................................19

  PERFORMANCE INFORMATION................................................................................................20

  PURCHASES AND REDEMPTIONS OF SHARES....................................................................................22

  VALUATION OF SHARES....................................................................................................22

  DIVIDENDS..............................................................................................................22

  TAXES..................................................................................................................22

  LEGAL PROCEEDINGS......................................................................................................23

  REGISTRATION STATEMENT.................................................................................................23



NO DEALER, SALESPERSON, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         CONDENSED FINANCIAL INFORMATION
                              FINANCIAL HIGHLIGHTS

The following information for the Money Market, Managed, Bond, Value Equity, Capital, and International Equity Portfolios has been audited by Ernst & Young LLP, whose unqualified report thereon for the five year period ended December 31, 1997 and other financial statements of these Portfolios are included in the Statement of Additional Information. The Capital Portfolio commenced operations on May 1, 1993 and the International Equity Portfolio commenced operations on May 1, 1995.

        The following financial highlights are computed on the basis of a share outstanding throughout the period.

                             MONEY MARKET PORTFOLIO

                                              Year Ended     Year Ended       Year Ended          Year Ended
                                               12/31/97       12/31/96          12/31/95            12/31/94
  Net Asset Value, Beginning of Period     $    10.00       $     10.00       $     10.00        $    10.00

Income from Investment Operations
  Net Investment Income                          0.48              0.45              0.49              0.34
  Net Gains or Losses on Securities
        (both realized and unrealized)           0.00              0.00              0.00              0.00
    Total From Investment Operations             0.48              0.45              0.49              0.34

  Less Distributions
    Dividends (from net investment              (0.48)            (0.45)            (0.49)            (0.34)
      income)
    Distributions (from capital gains)           0.00              0.00              0.00              0.00
    Returns of Capital                           0.00              0.00              0.00              0.00
       Total Distributions                      (0.48)            (0.45)            (0.49)            (0.34)

Net Asset Value, End of Period             $    10.00       $     10.00       $     10.00        $    10.00

Total Return                                     4.95%             4.58%             4.95%             3.40%

Ratios/Supplemental Data
Net Assets, End of Period                  $9,149,393       $ 7,599,213       $ 4,608,718        $5,057,319
Ratio of Expenses to Average Net Assets*         0.75%**           0.75%             0.75%             0.75%
Ratio of  Net Investment Income to               4.78%             4.54%             4.98%             3.43%
Average Net
      Assets*
Portfolio Turnover Rate                                              --


                                                                                                                  Period
                                               Year Ended      Year Ended     Year Ended      Year Ended        12/4/89 to
                                                12/31/93        12/31/92       12/31/91        12/31/90         12/31/89

  Net Asset Value, Beginning of Period     $     10.00     $     10.00     $     10.00       $     10.00       $     10.00   *

Income from Investment Operations
  Net Investment Income                           0.23            0.27            0.52              0.68              0.05
  Net Gains or Losses on Securities
        (both realized and unrealized)            0.00            0.00            0.00              0.00              0.00
    Total From Investment Operations              0.23            0.27            0.52              0.68              0.05

  Less Distributions
    Dividends (from net investment               (0.23)          (0.27)          (0.52)            (0.68)            (0.05)
      income)
    Distributions (from capital gains)            0.00            0.00            0.00              0.00              0.00
    Returns of Capital                            0.00            0.00            0.00              0.00              0.00
       Total Distributions                       (0.23)          (0.27)          (0.52)            (0.68)            (0.05)

Net Asset Value, End of Period             $     10.00     $     10.00     $     10.00       $     10.00       $     10.00

Total Return                                      2.29%           2.71%           5.25%             6.76%             7.12%  ***

Ratios/Supplemental Data
Net Assets, End of Period                  $ 4,513,726     $ 2,728,842     $ 2,250,519       $ 2,095,711       $ 2,000,000
Ratio of Expenses to Average Net Assets*          0.75%           0.92%           1.25%             1.25%             1.25%  ***
Ratio of  Net Investment Income to                2.29%           2.81%           4.80%             6.78%             6.90%  ***
Average Net
      Assets*
Portfolio Turnover Rate


*       The Fund commenced  operations on December 4, 1989.
**      Absent the reimbursement of the Fund's expenses, the Money Market Portfolio expenses would have been 1.16 %.
***     1989 amounts annualized from December 4, 1989.

                         CONDENSED FINANCIAL INFORMATION
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

                                MANAGED PORTFOLIO


                                            Year Ended     Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                              12/31/97       12/31/96      12/31/95      12/31/94      12/31/93       12/31/92

Net Asset Value, Beginning  of Period     $     11.80    $     12.37   $     12.01   $     12.77   $     12.14    $     11.59
$

Income from Investment Operations
  Net Investment Income                          0.34           0.32          0.40          0.32          0.31           0.35

  Net Gains or Losses on Securities              1.66           0.27          2.38         (0.39)         0.74           0.65
       (realized and unrealized)
    Total From Investment Operations             2.00           0.59          2.78         (0.07)         1.05           1.00


  Less Distributions
    Dividends (from net investment              (0.34)         (0.32)        (0.41)        (0.32)        (0.31)         (0.35)
       income)
    Distributions (from capital gains)          (1.01)         (0.84)        (2.01)        (0.37)        (0.11)         (0.10)
    Returns of Capital                           0.00           0.00          0.00          0.00          0.00           0.00
       Total Distributions                      (1.35)         (1.16)        (2.42)        (0.69)        (0.42)         (0.45)


Net Asset Value, End of Period            $     12.45    $     11.80   $     12.37   $     12.01   $     12.77    $     12.14


Total Return                                    17.61%          5.75%        21.92%        -0.25%         8.24%          8.02%

Ratios/Supplemental Data

Net Assets, End of Period                 $15,277,567    $15,972,639   $17,033,045   $15,192,354   $17,164,547    $11,986,858

Ratio of Expenses to Average Net                 0.90%**        0.90%         0.90%         0.97%                        1.25%
Assets*                                                                                                   1.15%
Ratio of Net Investment Income to                2.74%          2.53%         3.06%         2.51%         2.50%          2.97%
Average Net
       Assets*
Portfolio Turnover Rate                         82.80%        144.67%       145.14%        27.31%        38.20%         39.62%
Average Commission Rate Paid              $    0.0570     $    .0600   $    0.0611   $    0.0735   $    0.0899    $    0.1009


                                             Year Ended   Year Ended      12/4/89 to
                                               12/31/91     12/31/90      12/31/89

Net Asset Value, Beginning  of Period     $        9.66   $     9.99    $    10.00   *


Income from Investment Operations
  Net Investment Income                            0.45         0.50          0.04

  Net Gains or Losses on Securities                1.98        (0.34)        (0.02)
       (realized and unrealized)
    Total From Investment Operations               2.43         0.16          0.02


  Less Distributions
    Dividends (from net investment                (0.46)       (0.49)        (0.03)
       income)
    Distributions (from capital gains)            (0.04)        0.00          0.00
    Returns of Capital                             0.00         0.00          0.00
       Total Distributions                        (0.50)       (0.49)        (0.03)


Net Asset Value, End of Period            $       11.59   $     9.66    $     9.99


Total Return                                      23.40%        1.63%         3.02%   ***

Ratios/Supplemental Data

Net Assets, End of Period                 $   8,534,720   $3,958,203    $3,995,145

Ratio of Expenses to Average Net                   1.25%        1.25%         1.25%  ***
Assets*
Ratio of Net Investment Income to                  4.12%        5.22%         5.40%  ***
Average Net
       Assets*
Portfolio Turnover Rate                           71.33%       39.98%         5.90%
Average Commission Rate Paid              $      0.1038   $   0.1205    $   0.1588




*       The Fund commenced  operations on December 4, 1989.
** Absent the reimbursement of the Funds' expenses the Managed Portfolio expenses would have been 0.95%.
***    1989 amounts annualized from December 4, 1989.

                         CONDENSED FINANCIAL INFORMATION
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

                                 BOND PORTFOLIO

                                              Year Ended    Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                12/31/97      12/31/96      12/31/95       12/31/94      12/31/93      12/31/92
Net Asset Value, Beginning of Period         $    10.36    $    10.45     $    9.75     $    10.74    $    10.64    $    10.65

Income from Investment Operations
  Net Investment Income                            0.60          0.60          0.65           0.51          0.57          0.65
  Net Gains or Losses on Securities
        (both realized and unrealized)             0.23         (0.09)         1.09          (0.99)         0.56          0.23

    Total From Investment Operations               0.83          0.51          1.74          (0.48)          1.13          0.88

  Less Distributions
    Dividends (from net investment
    income)                                       (0.60)        (0.60)        (0.64)         (0.51)        (0.57)        (0.65)
    Distributions (from capital gains)             0.00          0.00         (0.15)           0.00        (0.46)        (0.24)
    Returns of Capital                             0.00          0.00         (0.25)           0.00         0.00           0.00
       Total Distributions                        (0.60)        (0.60)        (1.04)         (0.51)        (1.03)        (0.89)

Net Asset Value, End of Period               $    10.59        $10.36    $    10.45     $     9.75    $    10.74    $    10.64

Total Return                                       8.09%        4.66%         16.77%         -3.94%        10.35%         6.65%

Ratios/Supplemental Data

Net Assets, End of Period                    $7,065,818    $6,712,914    $5,493,594     $3,985,744    $4,203,387    $3,277,660
Ratio of Expenses to Average Net Assets*           0.90%**       0.90%         0.88%          0.96%         1.16%         1.25%
Ratio of Net Investment Income to                  5.70%         5.73%         6.06%          5.01%         5.01%         6.01%
Average Net
         Assets*
Portfolio Turnover Rate                          127.63%       284.11%       245.32%         43.89%        84.77%        79.77%


                                                                              Period
                                               Year Ended    Year Ended    12/4/89 to
                                                 12/31/91      12/31/90      12/31/89


Net Asset Value, Beginning of Period         $     9.78    $     9.93        $10.00   *

Income from Investment Operations
  Net Investment Income                            0.68          0.71          0.05
  Net Gains or Losses on Securities
        (both realized and unrealized)             0.91         (0.16)        (0.07)

    Total From Investment Operations               1.59          0.55         (0.02)

  Less Distributions
    Dividends (from net investment
    income)                                       (0.69)        (0.70)        (0.05)
    Distributions (from capital gains)            (0.03)         0.00          0.00
    Returns of Capital                             0.00          0.00          0.00
       Total Distributions                        (0.72)        (0.70)        (0.05)

Net Asset Value, End of Period               $    10.65    $     9.78    $     9.93

Total Return                                      16.21%         5.48%        -2.08%  ***

Ratios/Supplemental Data

Net Assets, End of Period                    $2,318,565    $1,963,858    $1,986,257
Ratio of Expenses to Average Net Assets*           1.25%         1.25%         1.26%  ***
Ratio of Net Investment Income to                  6.58%         7.17%         7.22%  ***
Average Net
         Assets*
Portfolio Turnover Rate                          112.36%        47.25%         1.10%




* The Fund commenced operations on December 4, 1989. ** Absent the reimbursement of the Fund's expenses, the Bond Portfolio expenses would have been 1.02% *** 1989 amounts annualized from December 4, 1989.

                         CONDENSED FINANCIAL INFORMATION
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

                             VALUE EQUITY PORTFOLIO


                                                                                                                      Period
                                             Year Ended    Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                               12/31/97      12/31/96      12/31/95       12/31/94      12/31/93      12/31/92


Net Asset Value, Beginning of Period        $     13.00    $    13.51    $    13.46     $    13.60    $    13.15    $    12.26


Income from Investment Operations
  Net Investment Income                            0.04          0.02          0.12           0.14          0.14          0.14
  Net Gains or Losses on Securities
         (both realized and unrealized)            3.44          0.80          3.17           0.13          0.61          0.92
    Total From Investment Operations               3.48          0.82          3.29           0.27          0.75          1.06


  Less Distributions
    Dividends (from net investment                (0.04)        (0.02)        (0.12)         (0.14)        (0.14)        (0.14)
income)
    Distributions (from capital gains)            (1.73)        (1.31)        (3.12)         (0.27)        (0.16)        (0.03)
    Returns of Capital                             0.00          0.00          0.00           0.00          0.00          0.00
       Total Distributions                        (1.77)        (1.33)        (3.24)         (0.41)        (0.30)        (0.17)


Net Asset Value, End of Period              $     14.71    $    13.00    $    13.51     $    13.46    $    13.60    $    13.15

Total Return                                      26.93%         6.94%        23.66%          2.03%         5.44%         8.37%

Ratios/Supplemental Data

Net Assets, End of Period                   $10,146,856    $8,518,192    $8,244,957     $7,379,295    $7,062,948    $4,711,271
Ratio of Expenses to Average Net Assets*           0.90%**       0.90%         0.90%          0.96%         1.14%         1.25%
Ratio of Net Investment Income to                  0.28%         0.17%         0.81%          1.03%         1.07%         1.10%
Average Net
         Assets*
Portfolio Turnover Rate                           50.97%        46.78%       103.07%         35.99%        23.70%         6.25%
Average Commission Rate Paid                $    0.0560    $   0.0600    $   0.0608     $   0.0738    $   0.0909    $   0.1050




                                                                           Period
                                               Year Ended    Year Ended    12/4/89 to
                                                 12/31/91      12/31/90    12/31/89


Net Asset Value, Beginning of Period               $ 9.38        $10.06        $10.00   *


Income from Investment Operations
  Net Investment Income                              0.15          0.22          0.02
  Net Gains or Losses on Securities
         (both realized and unrealized)              3.16         (0.67)         0.05
    Total From Investment Operations                 3.31         (0.45)         0.07


  Less Distributions
    Dividends (from net investment                  (0.17)        (0.21)        (0.01)
income)
    Distributions (from capital gains)              (0.26)        (0.02)         0.00
    Returns of Capital                               0.00          0.00          0.00
       Total Distributions                          (0.43)        (0.23)        (0.01)


Net Asset Value, End of Period             $        12.26    $     9.38    $    10.06

Total Return                                        34.95%        -4.45%         9.85%  **

Ratios/Supplemental Data

Net Assets, End of Period                   $   2,874,635    $1,882,680    $2,012,684
Ratio of Expenses to Average Net Assets*             1.25%         1.25%         1.23%  **
Ratio of Net Investment Income to                    1.39%         2.23%         2.73%  **
Average Net
         Assets*
Portfolio Turnover Rate                             36.16%        36.39%        13.13%
Average Commission Rate Paid                $     $0.0939       $0.1201    $   0.1580





*       The Fund commenced  operations on December 4, 1989.
**      1989 amounts annualized from December 4, 1989.

                         CONDENSED FINANCIAL INFORMATION
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

                                CAPITAL PORTFOLIO


                                                                                                         Period
                                             Year Ended     Year Ended    Year Ended     Year Ended     5/1/93 to
                                               12/31/97       12/31/96      12/31/95       12/31/94      12/31/93

Net Asset Value, Beginning
  of Period                                  $    13.96     $    13.55    $    10.48     $    11.06    $    10.00   *

Income from Investment Operations
  Net Investment Income                            0.00           0.03          0.02           0.01         (0.02)
  Net Gains or Losses on Securities
         (both realized and unrealized)            2.75           1.68          3.56          (0.46)         1.32
    Total From Investment Operations               2.75           1.71          3.58          (0.45)         1.30


  Less Distributions
    Dividends (from net investment                 0.00          (0.03)        (0.01)         (0.01)         0.00
       income)
    Distributions (from capital gains)            (2.56)         (1.27)        (0.50)         (0.12)        (0.24)
    Returns of Capital                             0.00           0.00          0.00           0.00          0.00
       Total Distributions                        (2.56)         (1.30)        (0.51)         (0.13)        (0.24)


Net Asset Value, End of Period               $    14.15     $    13.96    $    13.55     $    10.48    $    11.06


Total Return                                      21.14%         12.65%        33.99%         (4.11)%       18.42 %**


Ratios/Supplemental Data

Net Assets, End of Period                    $6,494,058     $6,676,516    $6,366,302     $3,847,365    $2,917,531
Ratio of Expenses to Average Net Assets*           0.90%**        0.90%         0.88%          0.92 %        1.01 %**
Ratio of  Net Investment Income to                 0.03%          0.19%         0.11%          0.09 %       (0.21)%**
Average Net
         Assets*
Portfolio Turnover Rate                           84.39%         54.11%        33.42%         55.99 %       21.87 %
Average Commission Rate Paid                 $   0.0490     $   0.0564    $   0.0562        $0.0568    $   0.0585


*       The Fund commenced  operations on May 1, 1993.
**      1993 amounts annualized from May 1, 1993.

                         CONDENSED FINANCIAL INFORMATION
                              FINANCIAL HIGHLIGHTS
                                   (Continued)

                         INTERNATIONAL EQUITY PORTFOLIO


                                             Year Ended    Year Ended        Period
                                               12/31/97      12/31/96     5/1/95 to
                                                                           12/31/95
Net Asset Value, Beginning of Period         $    11.82    $    10.09    $    10.00    *


Income from Investment Operations
  Net Investment Income                            0.07          0.16          0.10
  Net Gains or Losses on Securities
         (both realized and unrealized)            0.56          1.83          0.49
    Total From Investment Operations               0.63          1.99          0.59


  Less Distributions
    Dividends    (from   net   investment         (0.07)        (0.16)        (0.10)
income)
    Distributions (from capital gains)            (0.74)        (0.10)        (0.40)
    Returns of Capital                             0.00          0.00          0.00
       Total Distributions                        (0.81)        (0.26)        (0.50)

Net Asset Value, End of Period               $    11.64    $    11.82        $10.09

Total Return                                       4.32%        19.44%         8.53%   ***

Ratios/Supplemental Data

Net Assets, End of Period                    $4,771,122    $3,305,190    $2,085,588
Ratio of Expenses to Average Net Assets*           1.20%**       1.20%         1.20%   ***
Ratio of Net Investment Income to                  0.57%         1.44%         1.43%   ***
Average Net
            Assets *
Portfolio Turnover Rate                           37.73%        56.28%        33.56%
Average Commission Rate Paid                 $   0.0380    $   0.1961    $   0.1951



*       The Fund commenced  operations on  May 1, 1995.
** Absent the reimbursement of the Fund's expenses, the International Equity Portfolio expenses would have been 1.32% *** 1995 amounts annualized from May 1, 1995.

                                   THE FUND


Canada Life of America Series Fund, Inc., a Maryland corporation formed on February 23, 1989, is a diversified open-end investment company. The Fund currently has six portfolios, which in many ways operate as separate funds. These portfolios are the Bond Portfolio, the Capital Portfolio, the International Equity Portfolio, the Managed Portfolio, the Money Market Portfolio, and the Value Equity Portfolio. An interest in the Fund is limited to the assets of the particular portfolios in which shares are held. Shares of the Fund are not offered directly to the public, but are currently sold only to Canada Life Insurance Company of America (the "Company"), Canada Life Insurance Company of New York ("CLNY"), and to certain of their separate accounts to fund the benefits under certain variable policies (the "policies") issued by the respective insurance companies. The separate accounts invest in shares of the Fund in accordance with instructions received from owners of the policies. Shares of the Fund may also be sold to The Canada Life Assurance Company ("Canada Life"), its affiliates and their separate accounts. The Company and CLNY are wholly-owned subsidiaries of Canada Life. Canada Life commenced operations in 1847 and has been actively operating in the United States since 1889. Canada Life is one of the largest life insurance companies in North America with consolidated assets as of December 31, 1997 of approximately $27.7 billion (U.S. dollars).



Policyowners should consider that the investment return experience of the particular portfolios they select will affect the value of the policy and the amount of benefits received under a policy. See the attached Prospectus for the policy for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a policy.



                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

Each portfolio has a different investment objective which it pursues through separate investment policies. The different investment objectives and policies among the various portfolios will affect the investment return of each portfolio. There is no assurance that the investment objective of any portfolio will be realized. The investment objective of each portfolio is not a fundamental policy and may be changed without shareholder approval; however, shareholders will be notified promptly of any such changes.

Each portfolio is subject to a different degree of market and financial risk. Market risk refers to the volatility of the reaction of the price of a security to changes in conditions in the securities market in general and, particularly in the case of debt securities, changes in the overall level of interest rates. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on such security and to the earnings stability and overall financial soundness of an issuer of an equity security. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the portfolios. This factor will depend upon the overall maturity of the securities in the portfolio, since changing interest rates will not affect the current income levels of a pre-existing portfolio of fixed rate securities.




MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. The Money Market Portfolio seeks to achieve its objective by investing in high quality money market instruments, including:

          1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;
          2. obligations, such as certificates of deposit and banker's acceptances, of U.S. or Canadian banks, U.S. savings and loans associations, and Canadian trust companies which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;
          3.   commercial paper or bank loan participations;
          4.   corporate obligations;
          5. obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency; and
          6.   repurchase agreements that mature within seven days.


Money Market instruments are described more fully in the Statement of Additional Information.

All investments of the Money Market Portfolio will be denominated in U.S. currency, and the Portfolio will limit its investments to instruments which the Board of Directors determines present minimal risks and which generally are, at the time of acquisition, either:
     1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO); or
     2. by one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer; or
     3. if the instrument is not rated, is of comparable quality as determined by the Board of Directors; or
     4. issued by an issuer that has received a rating of the type described in "1" or "2" above on other securities that are comparable in priority and security to the instrument.

All of the money market investments will mature in thirteen months or less. The Money Market Portfolio will use the amortized cost method of securities valuation. See "Valuation of Shares."

Because of the short-term nature of the Money Market Portfolio's investments, a portfolio turnover rate is not applicable. Investment in shares of the Money Market Portfolio should be subject to relatively little market risk and financial risk, but a high level of current income volatility.


BOND PORTFOLIO

The investment objective of the Bond Portfolio is to provide as high a level of current income and capital appreciation, as is consistent with preservation of principal. The Bond Portfolio will seek to achieve its objective by investing primarily in fixed income debt instruments. All debt instruments will be denominated in U.S. currency. At least 80% of the assets of the Bond Portfolio will be invested in the following:
     1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;
     2. publicly-traded debt instruments which are rated within the four highest categories by Moody's Investors Service or Standard & Poor's Corporation, or Duff & Phelps;
     3. obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency.

The remaining 20% of total assets of the Bond Portfolio may be invested in lower quality debt instruments of high yield debt instruments. Generally, these provide higher yields but are subject to greater market fluctuations and risk of loss of income and principal than higher quality debt instruments. The Bond Portfolio will not invest in any instruments which are rated lower than "B." The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 20% of the value of its total assets in debt instruments or preferred shares which are convertible into common shares. The Bond Portfolio may also invest up to 10% of its total assets in privately placed debt instruments which carry registration rights exercisable within twelve months of the date of investment.

Cash and money market instruments of the type in which the Money Market Portfolio may invest may be held pending investment in accordance with the Bond Portfolio's investment policies, and to provide for expenses and anticipated redemption payments. In managing its portfolio, the Bond Portfolio may enter into repurchase agreements, engage in options trading to the extent described under "Put And Call Options," and may make loans of portfolio securities.

Investment in shares of the Bond Portfolio should generally be subject to relatively low financial risk, moderately high market risk and moderately low current income volatility. However, to the extent the Bond Portfolio invests up to 20% of its assets in lower quality debt instruments, these instruments could increase financial risk and income volatility. The Bond Portfolio may have more than 20% of its assets in lower quality debt instruments if debt instruments rated in the fourth highest category when purchased are subsequently downgraded. See "Lower Quality Debt Instruments" in the Statement of Additional Information.

PORTFOLIO MANAGER

Robert N. Kase, CFA, is responsible for the day-to-day investment management and trading activities of the Bond Portfolio. Mr. Kase has been the portfolio manager for the Bond and Money Market Funds of CL Capital Management, Inc. ("CLCM") since August 1990. Prior to joining the company, he served as a bond trader in the regional brokerage community. CLCM became responsible for rendering investment advice on behalf of the Fund on May 1, 1995.


VALUE EQUITY PORTFOLIO

The investment objective of the Value Equity Portfolio is to provide long-term growth and income by investing in equity securities which are believed to have appreciation potential. The Investment Adviser's equity investment philosophy is based upon a fundamental value approach to security evaluation, designed to preserve capital with a focus on a long-term investment horizon. The Adviser attempts to accomplish this objective through the purchase of stocks that have poor current market psychology and are undervalued relative to normal earnings power. The Value Equity Portfolio will pursue its objective by investing primarily in common stocks, but may invest in other securities, including rights, warrants, preferred stock and debt securities convertible into or carrying rights or warrants to purchase common stock or to participate in earnings. In selecting investments, emphasis will be placed on companies with good financial resources, satisfactory rate of return on capital, good industry position, and superior management skills. The Value Equity Portfolio's investments are not limited to any particular type or size of company. Investments will be made primarily in equity securities of companies which are publicly traded on a U.S. stock exchange or in the over-the-counter market of the National Association of Securities Dealers. Up to 20% of the Value Equity Portfolio, by market value, may be invested from time to time in equity securities listed on Canadian or other foreign stock exchanges.

To provide a prudent degree of diversification, the Value Equity Portfolio will maintain at all times investments in no less than 30 individual companies, and will limit holdings in individual companies to 5% of the assets of the Value Equity Portfolio, by market value. The Value Equity Portfolio may also maintain up to 25% of its market value in cash or money market instruments, either pending selection of particular equity investments, or for defensive purposes. Such money market instruments would be of the type eligible for investment by the Money Market Portfolio. In managing its portfolio, the Value Equity Portfolio may enter into repurchase agreements, engage in options trading to the extent described under "Put And Call Options," and may make loans of portfolio securities. In addition, the Value Equity Portfolio may invest in stock index futures, options on stock index futures, and stock index options. See "Description of Certain Investment Practices."

Investment in shares of the Value Equity Portfolio should be subject to moderate levels of both market and financial risk.

PORTFOLIO MANAGER


Craig Merrigan, CFA, is the Vice President and Chief Investment Officer of CLCM. In his role as Chief Investment Officer, Mr. Merrigan is responsible for setting overall investment policies, client communication, and determination of the asset mix and the day-to-day investment management of the Value Equity Portfolio. as well as other equity and balanced accounts managed by CLCM. Mr. Merrigan is also responsible for the management of the Managed Portfolio, Capital Portfolio and the International Equity PORTFOLIO.MANAGED PORTFOLIO


The investment objective of the Managed Portfolio is to achieve as high a level of return as possible, through capital appreciation and income, consistent with prudent investment risk and preservation of capital. This Portfolio will seek to achieve its objective by following a fully managed investment policy through investment in three sectors:
        1. the Money Market Sector, which will consist of money market instruments and other debt instruments, of the type eligible for investment by the Money Market Portfolio, with maturities not exceeding one year;
        2. the Bond Sector, which will consist of bonds and other debt securities, of the type eligible for investment by the Bond Portfolio, with maturities exceeding one year; and
        3. the Equity Sector, which will consist of common stocks, securities convertible into common stocks and warrants, of the type eligible for investment by the Value Equity Portfolio.

There are no minimum or maximum percentages as to the amount of the Managed Portfolio's assets which may be invested in each of the sectors. The asset mix of the Managed Portfolio will be adjusted based on the Investment Adviser's analysis of the political and economic outlook over the next six to eighteen months, taking into account such factors as inflation, growth, trends in currency values, commodity prices and relative values of stocks and bonds. In managing its portfolio, the Managed Portfolio may enter into repurchase agreements, engage in options trading to the extent described under "Put and Call Options," and may make loans of portfolio securities. In addition, the Managed Portfolio may invest in stock index futures, options on stock index futures, and stock index options. See "Description of Certain Investment Practices."

Investment in shares of the Managed Portfolio should generally be subject to moderate levels of both market and financial risk and relatively high levels of current income volatility. However, should the Managed Portfolio invest a substantial portion of its assets in lower quality debt instruments, market and financial risk could increase. See "Lower Quality Debt Instruments" in the Statement of Additional Information.

PORTFOLIO MANAGER


Craig Merrigan, CFA, is the Vice President and Chief Investment Officer of CLCM. In his role as Chief Investment Officer, Mr. Merrigan is responsible for setting overall investment policies, client communication, and determination of the asset mix and the day-to-day investment management of the Managed Portfolio, as well as other equity and balanced accounts managed by CLCM. Mr. Merrigan is also responsible for the management of the Value Equity Portfolio, Capital Portfolio and the International Equity Portfolio.


CAPITAL PORTFOLIO

The investment objective of the Capital Portfolio is to provide capital appreciation, not current income, by investing in common stocks and securities convertible into or exchangeable for common stocks, in common stock purchase warrants, in debt securities and in preferred stocks believed to provide capital appreciation opportunities. Common stocks, for the most part, are selected for their near or intermediate-term prospects. They may be stocks believed to be underpriced or stocks of growth companies, cyclical companies, or companies believed to be undergoing a basic change for the better. They may be stocks of established, well-known companies or of newer, less-seasoned companies believed to have better-than-average prospects. The principal criterion for choice of investments is capital appreciation potential.

The Capital Portfolio may, pending investment and for temporary defensive purposes, hold cash and invest without limitation in high-grade, short-term money market instruments, including repurchase agreements, of the types in which the Money Market Portfolio may invest.

Investment in shares of the Capital Portfolio should generally be subject to moderate levels of both market and financial risk.

PORTFOLIO MANAGER


Craig Merrigan, CFA, is the Vice President and Chief Investment Officer of CLCM. In his role as Chief Investment Officer, Mr. Merrigan is responsible for setting overall investment policies, client communication, and determination of the asset mix and the day-to-day investment management of the Capital Portfolio, as well as other equity and balanced accounts managed by CLCM. Mr. Merrigan is also responsible for the management of the Value Equity Portfolio, Managed Portfolio and the International Equity Portfolio. The Capital Portfolio is also sub-advised by J. & W. Seligman & Co. Incorporated.


SUB-ADVISER PORTFOLIO MANAGER


Richard R. Schmaltz, Director and Managing Director, Director of Investments of the Sub-Adviser, is responsible for the Sub-Adviser's day-to-day investment management of the Capital Portfolio, which position he has held since January, 1998. He is also responsible for the management of Seligman Growth Fund, Inc. and the Seligman Capital Portfolio of Seligman Portfolios, Inc. Additionally, he is responsible for directing and overseeing the domestic investments of the Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc., and the Seligman Henderson Global Growth Opportunities Portfolio of Seligman Portfolios, Inc.

INTERNATIONAL EQUITY PORTFOLIO

The investment objective of the International Equity Portfolio is to provide long-term capital appreciation by investing in equity or equity type securities of companies located outside of the United States. The International Equity Portfolio seeks diversification by purchasing securities from various countries that offer different investment opportunities and are affected by different economic trends. Although the International Equity Portfolio will normally invest in issuers in developed countries, the Fund may also invest in developing countries. Investments in developing markets provide greater opportunities for growth although they are expected to be more volatile than securities in developed markets. Investing in foreign securities may involve greater risk than investing in domestic securities because of the possibilities of exchange rate fluctuations, currency exchange controls, lack of uniformity of accounting, auditing and financial reporting standards, war, expropriation, and less securities regulations. See "Developing Countries".

The International Equity Portfolio is intended for investors who can accept the risks involved in investments in equity and equity-related securities of issuers located outside the United States, as well as in foreign currencies and in the active management techniques that the International Equity Portfolio generally employs.

The equity and equity-related securities in which the International Equity Portfolio will primarily invest are common stock, preferred stock, convertible preferred stock and warrants or other rights to acquire stock that the Sub-Adviser believes offer the potential for long-term capital appreciation. The International Equity Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to ADRs. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets and EDRs, in bearer form, are designed for trading in European securities markets.

As to any specific investment, the Sub-Adviser's analysis will focus on evaluation of the fundamental value of an enterprise. The International Equity Portfolio will purchase securities for its portfolio when their market price appears to be less than their fundamental value in the judgment of the Sub-Adviser. In selecting specific investments, the Sub-Adviser will attempt to identify securities with strong potential for appreciation relative to their downside exposure.

Investment in the International Equity Portfolio will involve the greatest degree of market and financial risk of any of the Portfolios.

As a nonfundamental policy, the International Equity Portfolio:
     1. will limit its exposure to developing markets to a maximum of 30% of its net assets;
     2. will limit its exposure to a single industry group to 25% of its net assets;
     3. will limit its exposure to a single currency, excluding the Japanese yen, to 20% of the International Equity Portfolio;
     4. will normally maintain a minimum of 40 individual company holdings in the International Equity Portfolio;
     5. will maintain exposure to a minimum of 5 of the 8 industry groups as defined by Morgan Stanley (Appendix A);
     6. may, for defensive purposes only, hedge the International Equity Portfolio currency exposure through the use of futures, options, or currency contracts (see "Currency Hedging"); and
     7. may, for short-term investment or defensive purposes only, invest in short-term instruments of U.S. or foreign issuers.

PORTFOLIO MANAGER


Craig Merrigan, CFA, is the Vice President and Chief Investment Officer of CLCM. In his role as Chief Investment Officer, Mr. Merrigan is responsible for setting overall investment policies, client communication, and determination of the asset mix and the day-to-day investment management of the International Equity Portfolio, as well as other equity and balanced accounts managed by CLCM. Mr. Merrigan is also responsible for the management of the Value Equity Portfolio, Managed Portfolio and the Capital Portfolio. The International Equity Portfolio is also sub-advised by INDAGO Capital Management Inc.

SUB-ADVISER PORTFOLIO MANAGER


Thomas Tibbles, CFA, joined INDAGO Capital Management Inc. (INDAGO) as Vice President, Foreign Equities on August 1, 1996. Mr. Tibbles has 10 years of investment EXPERIENCE, most recently as Vice President, International Equities at Sun Life Investment Management. For most of his career, he has focused on research and portfolio management activities related to the international capital markets. Mr. Tibbles is responsible for the Sub-Adviser's day-to-day investment management of the International Equity Portfolio.



                             INVESTMENT RESTRICTIONS

The Fund is subject to a number of restrictions in pursuing its investment objectives and policies. The following is a brief summary of certain restrictions. A complete list of the investment restrictions is set forth in the Statement of Additional Information. There are two classes of investment restrictions in implementing the investment policies of the portfolios: fundamental and nonfundamental. Nonfundamental restrictions may be changed by the Fund's Board of Directors without shareholder approval. Shareholders will be notified promptly of any such changes. Fundamental restrictions may not be changed without the affirmative vote of a majority of the outstanding voting securities of each portfolio affected by the change. A change in a fundamental policy affecting only one portfolio may be effected with the affirmative vote of the majority of the outstanding securities of that portfolio only. See "Capital Stock" in the Statement of Additional Information for more information.

The Fund's fundamental investment restrictions provide that no portfolio of the Fund will:
        1. invest more than 25% of its total assets in securities of issuers primarily engaged in any one industry, excluding obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations of banks or savings and loan associations, and instruments secured by these instruments, such as repurchase agreements for U.S. government securities; or
        2.     invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of an issuer, excluding obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or
        3. borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for investment or leveraging), or pledge or mortgage more than 15% of total assets as security for such indebtedness.

The Fund's nonfundamental restrictions provide that no portfolio of the Fund will:
        1. lend portfolio securities in an amount greater that 30% of total assets; or
        2. invest more than 20% of total assets in securities of foreign issuers with the exception of the International Equity Portfolio which may invest 100% of total assets in foreign securities.

The percentage limitations for fundamental and nonfundamental restrictions, as well as the investment policies and practices discussed elsewhere in the Prospectus and the Statement of Additional Information, apply at the time of investment.




                   DESCRIPTION OF CERTAIN INVESTMENT PRACTICES

The following describes certain investment practices that the portfolios may use in an effort to achieve their respective investment objectives. For more information regarding investment practices of the portfolios, please see the Statement of Additional Information.


WHEN-ISSUED SECURITIES

From time to time, in the ordinary course of business, any of the portfolios may purchase securities, which are defined as permissible portfolio investments, on a "when-issued" or delayed delivery basis; that is, securities purchased for delivery beyond the normal settlement date, which usually would occur within three business days of purchase. Debt instruments are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. The delayed settlement date usually occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a portfolio and no interest accrues to the portfolio.

To the extent that assets of a portfolio are held in cash pending the settlement of a purchase of securities, that portfolio would earn no income; however, it is the Investment Adviser's intention that each portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Investment Adviser intends to purchase such securities with the purpose of actually acquiring them, unless the sale appears desirable for investment reasons.

At the time a portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Investment Adviser does not believe that a portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. Each portfolio will establish a segregated account with the Fund's custodian bank in which it will maintain cash and U.S. Government securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


LOANS OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, each portfolio may lend securities from its portfolio (but not in excess of 30% of its total assets) to nonaffiliated brokers, dealers, and financial institutions. Any such loans will be continuously secured by collateral at least equal to the current market value of the securities loaned plus accrued interest. The Investment Adviser will review the creditworthiness of the borrower and must have found such creditworthiness satisfactory. The risk associated with securities lending undertaken by the Fund should be minimized, because the loans will be fully secured and the creditworthiness of the borrowers will, in each case, have been found to be satisfactory.


PUT AND CALL OPTIONS

Each portfolio, with the exception of the Money Market Portfolio, may invest in options in an attempt to enhance performance or to reduce the risks associated with investments. A portfolio, with the exception of the Money Market Portfolio, may invest up to 5% of its assets in premiums on put options, including put options on stock index futures contracts and put options on stock indices, provided that the portfolio purchasing put options owns the securities underlying the puts or securities substantially similar to such underlying securities. A portfolio may also write call options on securities held by the portfolio, or on securities which can be readily acquired by exercise of conversion privileges on convertible securities, provided that not more than 25% of the total assets of a portfolio would be subject to call options, including call options on stock index futures contracts and call options on stock indices. The Fund will not sell put options or purchase call options unless the transaction is for the purpose of closing out existing options positions. The Fund may enter into closing transactions, exercise its options or permit them to expire. For information regarding investment by the Value Equity, Managed, Capital, and International Equity Portfolios in stock index futures, options on stock index futures, and stock index options, see below.




STOCK INDEX FUTURES, OPTIONS ON STOCK INDEX FUTURES, AND STOCK INDEX OPTIONS

The Value Equity, Managed, Capital, and International Equity Portfolios may purchase and sell stock index futures contracts, options on stock index futures contracts, and stock index options, as described below.

Stock index futures and options thereon will be traded in U.S. domestic markets such as the Chicago Board of Trade, the International Monetary Market of the Chicago Mercantile Exchange, and the New York Futures Exchange. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in market value of a particular index futures contract reflect changes in the specified index of securities on which the futures contract is based.

The Value Equity, Managed, Capital, and International Equity Portfolios may also purchase or sell options on stock index futures. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The portfolio will not sell put options on futures contracts or purchase call options on futures contracts unless the transaction is for the purpose of closing out existing options positions.

The Value Equity, Managed, Capital, and International Equity Portfolios may also purchase or sell stock index options. Stock index options will also be traded in national U.S. markets. Stock index options are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple.

The portfolios may engage in transactions in futures contracts, options on futures contracts, and stock index options only for hedging purposes, and not for speculation. There can be no guarantee that the objectives sought to be obtained from the use of these instruments will be achieved. For example, hedging may not be fully effective to the extent that the movements in the prices of securities being hedged do not correlate perfectly with movements in the price of futures contracts.

A portfolio will not purchase or sell futures or options on futures if, thereafter, the sum of amounts of initial margin deposits and premiums paid for options on futures would exceed 5% of the market value of the portfolios' assets. In addition, not more than 25% of the total assets of a portfolio may be subject to long and short futures contracts. Pursuant to regulations and/or positions of the Commodity Futures Trading Commission and the Securities and Exchange Commission, a portfolio may be required to segregate cash, U.S. Government securities, or other appropriate high-grade debt obligations in connection with its futures, options on futures, and stock index options transactions in an amount generally equal to the value of the portfolio's potential obligation under the futures contract or option. The segregation of such assets will have the effect of limiting the portfolio's ability to otherwise invest those assets.

Successful use of stock index futures, options on stock index futures, and stock index options by the portfolios is subject to the ability to correctly predict movements in the direction of the market. In addition, a lack of correlation between the index or instrument underlying an options or futures contract and the assets being hedged, or unexpected adverse price movements, could render a portfolio's hedging strategy unsuccessful and could result in losses. Moreover, when an option has been written, in the event of a decline, the underlying position is only hedged to the extent of the amount of premium received. Also, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a portfolio may be required to maintain a position until exercise or expiration, which could result in losses. Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker.


INTERNATIONAL INVESTMENTS

With the exception of the International Equity Portfolio which may have 100% of its assets in the securities of foreign issuers, each portfolio may invest up to 20% of its assets in securities of foreign issuers to the extent the purchase of such foreign securities is otherwise consistent with the portfolio's objectives. With respect to quality and risk, the Investment Adviser will attempt to select investments in foreign securities on the same basis that it selects investments in domestic securities.

Investment in foreign securities presents certain risks including those resulting from fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. In addition, transactions in foreign securities may be subject to higher costs, and the time for settlement of transactions in foreign securities may be longer than the settlement period for domestic issuers. The Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

DEVELOPING COUNTRIES

Investing in developing countries entails even greater risk than investing in foreign securities in general. The International Equity Portfolio may invest in securities of companies located in countries with developing economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally including the risks of nationalization or expropriation of assets, may be heightened.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the International Equity Portfolios' investments in such countries illiquid and more volatile than investments in developed countries, and the Portfolio may be required to establish special custody arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the availability of the International Equity Portfolio to invest in securities of certain issuers located in those countries.


CURRENCY HEDGING

The International Equity Portfolio may engage in currency hedging to manage exposure to currency fluctuations. The International Equity Portfolio may buy and sell options and futures contracts relating to foreign currencies or enter into forward currency contracts (agreements to exchange one currency for another at a future date). The International Equity Portfolio may not hedge more than 100% of the assets of any one currency. There is no assurance that management of currency exposure will be done at the appropriate time or that exchange rates will be predicted accurately.


REPURCHASE AGREEMENTS

As part of its investment practices, each portfolio may enter into repurchase agreements. A repurchase agreement is a transaction where a portfolio buys a security and simultaneously agrees to sell that same security back to the original owner at a specified price and date. The repurchase price determines the yield during the period that the security is held by the portfolio. That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. Should the issuer fail to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. The portfolio might experience delays in recovering its money and may incur costs in enforcing its rights. To minimize this risk, the Investment Adviser will review the creditworthiness of the bank, broker or dealer with whom the agreement was entered into, and must find such creditworthiness satisfactory before a portfolio may enter into the repurchase agreement.


                             MANAGEMENT OF THE FUND


The Board of Directors supervises the business affairs and investments of the Fund, which are managed on a daily basis by the Fund's Investment Adviser. The Board consists of five individuals. Information about the Directors and Executive Offices of the Fund is contained in the Statement of Additional Information.



INVESTMENT ADVISER

The Fund's Investment Adviser is CL Capital Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of the Company, which in turn is a wholly-owned subsidiary of Canada Life. The address of the Adviser is 6151 Powers Ferry Road, N.W., Atlanta, Georgia 30339. Subject to the control and supervision of the Fund's Board of Directors, the Adviser provides management and investment advisory services to the Fund for the Money Market, Bond, Value Equity, and Managed Portfolios, and management services for the Capital and International Equity Portfolios. Management services include management and administrative services necessary for the operation of the Fund, such as processing shareholder orders and administering shareholder accounts. Investment advisory services include providing the Fund with investment research, advice and supervision, continuously furnishing the Fund with an investment program for each portfolio, and determining from time to time which securities shall be purchased, sold or exchanged and what portions of the portfolio will be held in the various securities in which the portfolio invests. In addition, the Adviser provides the Fund with office space, equipment and facilities necessary for the Fund's operation.


The Adviser was incorporated on March 1, 1989 and began rendering investment advisory services on behalf of the Fund on May 1, 1995. The Adviser has rendered investment advisory services on behalf of separate accounts sponsored by Confederation Life Insurance Company (U.S.) in Rehabilitation ("Confederation Life") since CLCM's incorporation in 1989. The Confederation Life separate accounts advised by CLCM are invested in domestic and international equity portfolios, long and short term bond portfolios, money market and small company capital stock portfolios. Canada Life is one of the largest life insurance companies in North America, with consolidated assets as of December 31, 1997 of approximately $ 27.7 billion (U.S. dollars), of which in excess of $5.3 billion is in U.S. assets.



CAPITAL PORTFOLIO SUB-ADVISER


The Capital Portfolio Sub-Adviser is J. & W. Seligman & Co. Incorporated (the "Capital Portfolio Sub-Adviser"). The address of the Capital Portfolio Sub-Adviser is 100 Park Avenue, New York, New York, 10017. Pursuant to a Sub-Advisory Agreement between the Investment Adviser and the Capital Portfolio Sub-Adviser, the Capital Portfolio Sub-Adviser provides investment advisory services to the Capital Portfolio. The investment advisory services include providing the Capital Portfolio with investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold or exchanged.



The Capital Portfolio Sub-Adviser was incorporated on April 20, 1978. The Capital Portfolio Sub-Adviser also serves as manager of eighteen investment companies in the Seligman Group, the aggregate assets of which were approximately $18.0 billion at December 31, 1997. The Capital Portfolio Sub-Adviser also provides investment management or advice to institutional and other accounts having a December 31, 1997 value of approximately $6.3 billion.



INTERNATIONAL EQUITY PORTFOLIO SUB-ADVISER


The International Equity Portfolio Sub-Adviser is INDAGO Capital Management Inc. (the "International Equity Portfolio Sub-Adviser"). The address of the International Equity Portfolio Sub-Adviser is 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5. Pursuant to a Sub-Advisory agreement between the Investment Adviser and the International Equity Portfolio Sub-Adviser, the International Equity Portfolio Sub-Adviser provides investment advisory services to the International Equity Portfolio. The investment advisory services include providing the International Equity Portfolio with investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold, or exchanged.



Effective July 15, 1997, the International Equity Portfolio Sub-Adviser changed its name from Canada Life Investment Management Limited to INDAGO Capital Management Inc. The name change was executed in connection with the sale of fifty percent of the International Equity Portfolio Sub-Adviser's outstanding common stock to certain of its executive employees (the "Executive Employees"). The International Equity Portfolio Sub-Adviser is jointly owned by the Executive Employees and The Canada Life Assurance Company.



The International Equity Portfolio Sub-Adviser was incorporated on February 24, 1977. The International Equity Portfolio Sub-Adviser also serves as manager of assets of The Canada Life Assurance Company, the aggregate assets of which were approximately Canadian $5.5 billion at December 31, 1997. The International Equity Portfolio Sub-Adviser also provides investment management to individual and institutional accounts having a December 31, 1997 value of approximately Canadian $1.1 billion.

ADVISORY FEES AND EXPENSES

The Fund pays the Adviser, as full compensation for all facilities and services it provides to the Fund, a monthly fee computed for each portfolio on a daily basis, at an annual rate of 0.50% of the net assets of the portfolio except the International Equity Portfolio which has an annual rate of 0.80%*. With respect to the Capital Portfolio, the Adviser in turn pays the Capital Portfolio Sub-Adviser, as full compensation for investment advisory services to the Capital Portfolio, a monthly fee computed on a daily basis, at an annual effective rate of 0.25% of the net assets of the Capital Portfolio. With respect to the International Equity Portfolio, the Adviser in turn pays the International Equity Portfolio Sub-Adviser, as full compensation for investment advisory services to the International Equity Portfolio, a monthly fee computed on a daily basis, at an annual effective rate of 0.30% of the net assets of the International Equity Portfolio. The Fund incurs certain operating and general administrative expenses in addition to the Adviser's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custodial services; transfer agent fees, if any; expenses of redemption of shares; Securities and Exchange Commission fees; expenses of registering shares under federal and state securities laws; accounting costs; insurance; interest; brokerage costs; and other expenses properly payable by the Fund. Certain expenses are paid by the particular portfolio that incurs them, while other expenses are allocated among the portfolios on the basis of the asset size of the respective portfolio, or by the Board of Directors as appropriate. At the current time, Canada Life of America (CLICA) is reimbursing the Fund for expenses (other than advisory fees) that exceed 0.40% of the Managed, Bond, Value Equity, Capital, and International Equity Portfolio, and 0.25% of the Money Market Portfolio. However, CLICA reserves the right to discontinue this reimbursement at anytime.

* The investment advisory fee for the International Equity Portfolio exceeds the industry average of investment advisory fees for domestic funds but does not exceed the industry average of advisory fees for international funds.


CUSTODIAN

The Chase Manhattan Bank, N.A., Chase Manhattan Plaza, New York, New York, 10081, acts as custodian of the Fund's assets. The Chase Manhattan Bank, N.A., is authorized to use the facilities of the Depository Trust Company, the book-entry system of the Federal Reserve Banks, sub-custodians, and other depositories as necessary in foreign markets.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

CL Capital Management, Inc. serves as the Fund's Transfer Agent and Dividend Disbursing Agent.


                    CAPITAL STOCK AND SHAREHOLDER INFORMATION

The Fund is a "series" company which issues shares in separate portfolios of the same class. Shares of four different portfolios were originally authorized by the Board of Directors; shares of a fifth portfolio were authorized by the Board of Directors on February 25, 1993; and shares of a sixth portfolio were authorized by the Board of Directors on February 23, 1995. The Board of Directors is authorized to create new portfolios of shares without the necessity of a vote of shareholders of the Fund. The Board of Directors may change the designation of any portfolio and may increase or decrease the number of shares of any portfolio, but may not decrease the number of shares of a portfolio below the number then outstanding.

The assets received by the Fund on the sale of shares of each portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each portfolio, and constitute the assets of such portfolio. The assets of each portfolio are required to be segregated on the Fund's books of account.

The shares of each portfolio have equal rights and privileges with all other shares of that portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation of the Fund or any portfolio, shareholders of a portfolio are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Shares have no preemptive or conversion rights. The right of redemption is described under "Purchases And Redemptions of Shares." Shares of each portfolio are fully paid and non-assessable by the Fund. The Board of Directors is authorized to classify unissued shares of the Fund by assigning them to a portfolio for issuance.

Currently, shares of the Fund are being offered to Variable Annuity Account 1 and Annuity Account 2 of the Company, and to Variable Annuity Account 1 of CLNY. Shares of the Fund may in the future be sold to other separate accounts, including separate accounts established to receive and invest premiums received under variable life insurance policies issued by the Company, CLNY, or Canada Life. It is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts, variable annuity separate accounts, and group annuity separate accounts to invest in the Fund simultaneously. Although neither the Company, CLNY, or the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity policyowners, if Fund shares are sold to both types of separate accounts, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between the variable life policyowners and the variable annuity policyowners and to determine what actions, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: 1) changes in state insurance laws; 2) changes in federal income tax laws; or 3) differences in voting instructions between those given by variable life insurance policyowners, variable annuity policyowners, and group annuity participants. If the Board of Directors were to conclude that separate funds should be established for variable life, variable annuity separate accounts, and group annuity separate accounts the Company and CLNY will bear the attendant expenses, but variable life insurance policyowners, variable annuity policyowners, and group annuity participants would no longer have the economies of scale resulting from a larger combined fund.


Each share will have a vote, and fractional shares will be counted. When issued, shares do not have cumulative voting rights. On matters affecting a particular portfolio, only the shareholders of that portfolio will be entitled to vote. On matters relating to all of the portfolios, but affecting each portfolio differently, separate votes by portfolio will be required. Shareholders have the right to vote on the election of Directors and on any and all matters on which by law or the provisions of the Fund's by-laws they may be entitled to vote. Shareholders of all portfolios vote for a single set of Directors. The present Board of Directors was elected at a meeting of shareholders held on October 15, 1990, and will serve for terms of unlimited duration (subject to certain removal procedures by the Directors or the shareholders). Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings unless legally required to do so. The Board of Directors has the power to alter the number of Directors and to appoint successor Directors, provided that immediately after the appointment of any successor Director at least two-thirds of the Directors have been elected by the shareholders of the Fund. However, if at any time less than a majority of Directors holding office has been elected by the shareholders, the Directors are required to call a special meeting of shareholders for the purpose of electing Directors to fill any existing vacancies in the Board.


Individual policyowners, and group annuity participants are not the "shareholders" of the Fund. Rather, the Company, CLNY, and their separate accounts are the shareholders. The Company and CLNY own Fund shares attributable to policies participating in their registered separate accounts. In addition, amounts may be held in these separate accounts, or in the general account of the Company or CLNY, reflecting charges deducted from policies and amounts allocated by the Company or CLNY to facilitate commencement of operations. The Company and CLNY intend to vote all such Fund shares held in registered separate accounts, or in the general accounts of the Company or CLNY, in accordance with instructions received from policyowners, to the extent required by law. Shares for which no voting instructions are received shall be voted by the Company (or other shareholders) in proportion to the shares for which voting instructions are received. Fund shares also may be offered to unregistered separate accounts of the Company, Canada Life or its affiliates. To the extent that the shares of the Fund are sold in the future to such unregistered separate accounts, those shares will be voted by the shareholders at their discretion.


                             PERFORMANCE INFORMATION

The Fund may, from time to time, include quotations of the total return or yield of the portfolios, along with the performance of the relevant insurance company separate account, in advertisements, sales literature or reports to policyowners or to prospective investors. Total return and yield quotations for all portfolios reflect only the performance of a hypothetical investment in the portfolios during the particular time period shown as calculated based on the historical performance of the portfolios during that period. SUCH QUOTATIONS DO NOT, IN ANY WAY, INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield of the Fund's portfolios will not reflect charges or deductions against the separate accounts of the Company or CLNY or charges and deductions against the policies. Where relevant, the Prospectuses for the policies contain performance information about the policies.

The total return of a portfolio refers to the average annual percentage change in value of an investment in the portfolio held for various periods of time including, but not limited to, a period measured from the date a portfolio began operations, as of a stated ending date. When a portfolio has been in operation 1, 5, and 10 years, respectively, the average annual total return for these periods will always be provided. Total return quotations will be expressed as average annual compound rates of return for each of the periods quoted, will reflect the deduction of a proportional share of portfolio expenses, and will assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made. Quotations of total return may also be shown for other periods.

The Fund may, from time to time, compare performance information for a portfolio, in advertisements, sales literature and reports to policyowners or to prospective investors to:
1. the Standard & Poor's composite index of 500 common stocks, a widely used index to measure stock market performance. This unmanaged index does not reflect any "deduction" for the expense of operating or managing a fund;
2. the Lehman Brothers Government/Corporate Bond Index, an index that includes the Lehman Brothers Government Bond and Corporate Bond Indices. These indices are total rate of return indices. The Government Bond Index includes the Treasury Bond Index (public obligations of the U.S. Treasury) and the Agency Bond Index (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Corporate Bond Index includes publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt. All issues have at least a one-year maturity, and all returns are at market value inclusive of accrued interest. Other independent indices such as those prepared by Lehman Brothers Bond Indices may also be used as a source of performance comparison;
3. the Dow Jones Industrial Average, a stock average of 30 blue chip stock companies that does not represent all new industries. Other independent averages such as those prepared by Dow Jones & Company, Inc. may also be used as a source of performance comparison. Day to day changes may not be reflective of the overall market when an average is composed of a small number of companies;
4. the Morgan Stanley Capital International EAFE index which represents the stock markets of Europe, Australia, New Zealand, and the Far East and is widely used to measure performance of world stock markets excluding the U.S. market. This unmanaged index does not reflect any "deduction" for the expense of operating or managing a fund;
5. groups of mutual funds whose performance is reported by Lipper Analytical Services, a widely quoted independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or reported by other services, companies, publications, or individuals who rank mutual funds by overall performance of other criteria; and
6. the Consumer Price Index. Other services or publications may also be cited in advertisements, sales literature, and reports to policyowners or prospective investors.

The Money Market Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified seven-day period if that level of income were generated for 52 consecutive weeks and expressed as an annual percentage rate of return. The quotation of compound effective yield for the Money Market Portfolio refers to the same calculation adjusted to reflect the compounding effect of earnings on reinvested dividends.

The Bond, Managed, Value Equity, Capital, and International Equity Portfolios yield quotations refers to the income generated by a hypothetical investment in the Portfolio over a specified 30 day or one month period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

See the Statement of Additional Information for more information about the Fund's performance.

                       PURCHASES AND REDEMPTIONS OF SHARES

The Fund currently offers its shares, without sales charge, only for purchase by the Company, CLNY, and their separate accounts. Shares may also be sold to Canada Life, its affiliates and their separate accounts. The Fund continuously offers shares in each of its portfolios at prices equal to their respective net asset values per share next determined after the request is deemed received by the Fund.

The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged, although there may be a contingent deferred sales charge applicable to surrenders or withdrawals under the policies, as described in the Policy Prospectus. The redemption price is the net asset value per share of the respective portfolio next determined after the request for redemption is deemed received. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may be suspended or postponed for any period during which: 1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; 2) an emergency exists, as determined by the Commission, as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or 3) the Commission by order so permits for the protection of shareholders of the Fund.


                               VALUATION OF SHARES

The net asset value of each portfolio's shares is determined once daily as of the close of the New York Stock Exchange (usually at 4:00 p.m. Eastern Time) on each day on which the Exchange is open for trading.

The net asset value of a share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding. Securities held by the Bond, Value Equity, Managed, Capital, and International Equity Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations for the securities are readily available. Otherwise, such securities are valued at fair value as determined in good faith by or under the supervision of the Board of Directors. Actual calculations of fair value may be made by persons acting pursuant to and under the direction of the Board. Securities held by the Money Market Portfolio, and money market instruments maturing in 60 days or less that are held by the other portfolios of the Fund, are valued on an amortized cost basis. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The Money Market Portfolio seeks to maintain a constant net asset value of $10 per share. The Money Market Portfolio will not maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

For additional information on the valuation of securities, refer to the Statement of Additional Information.


                                    DIVIDENDS

Dividends from investment income and any net realized capital gains of the Money Market Portfolio shall be declared daily and reinvested monthly in additional shares of the Money Market Portfolio at net asset value. Dividends from investment income and any net realized capital gains of the Value Equity, Bond, Managed, Capital, and International Equity Portfolios shall be declared and reinvested annually in additional shares of the respective Portfolio at its net asset value.


                                      TAXES

Each portfolio is treated as a separate entity for Federal income tax purposes. Each portfolio intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Dividends derived from investment income or any realized capital gains are taxable to the Fund's shareholders, i.e., the Company, CLNY, their separate accounts, and Canada Life, its affiliates and their separate accounts, and are therefore not directly taxable to policyowners.

                                LEGAL PROCEEDINGS

There are at present no legal proceedings to which the Fund is a party.


                             REGISTRATION STATEMENT

The Statement of Additional Information and this Prospectus do not include all the information contained in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, DC.


                                   APPENDIX A

The following Morgan Stanley industry sectors represent a reasonable cross-section of economic activity:
        Energy
        Materials
        Capital Equipment
        Consumer Goods
        Services
        Finance
        Multi-Industry
        Gold Mines

                                     PART B



                        INFORMATION REQUIRED TO BE IN THE

                       STATEMENT OF ADDITIONAL INFORMATION

-------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

-------------------------------------------------------------------------------





                    CANADA LIFE OF AMERICA SERIES FUND, INC.
                                  (THE "FUND")





This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Fund's current Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by contacting the Fund at 6201 Powers Ferry Road, NW, Atlanta, Georgia, 30339, or at (800) 905-1959.



      The date of this Statement of Additional Information is May 1, 1998.

                                TABLE OF CONTENTS


INVESTMENT POLICIES.....................................................................................................3
         Obligations Of The U.S. Government, Its Agencies And Instrumentalities.........................................3
         Certificates Of Deposit........................................................................................3
         Banker's Acceptances...........................................................................................3
         Commercial Paper...............................................................................................3
         Corporate Obligations..........................................................................................3
         Canadian And Provincial Government And Crown Agency Obligations................................................3
         Repurchase Agreements..........................................................................................4
INVESTMENT PRACTICES....................................................................................................4
         Loans Of Portfolio Securities..................................................................................4
         Put And Call Options...........................................................................................4
         Stock Index Futures, Options On Stock Index Futures, And Stock Index Options...................................5
         International Investments......................................................................................7
         Currency Hedging...............................................................................................7
         GNMA Certificates..............................................................................................7
         Warrants...................................................................................................... 8
         Lower Quality Debt Instruments.................................................................................8
INVESTMENT RESTRICTIONS.................................................................................................9
PORTFOLIO TURNOVER.....................................................................................................10
INVESTMENT EXPERIENCE INFORMATION......................................................................................11
         Performance Quotations........................................................................................11
AVERAGE ANNUAL COMPOUNDED RATES OF RETURN..............................................................................11
         Money Market Portfolio Yield Quotations.......................................................................12
         Other Portfolio Yield Quotations..............................................................................12
MANAGEMENT OF THE FUND.................................................................................................13
         Directors and Officers........................................................................................13
         Custodian.....................................................................................................14
         Accounting Services...........................................................................................14
         Investment Adviser............................................................................................14
         Capital Portfolio Sub-Adviser.................................................................................14
         International Equity Portfolio Sub-Adviser....................................................................15
         Advisory Fee And Expenses.....................................................................................15
         Investment Advisory Agreement.................................................................................15
         Capital Portfolio Sub-Advisory Agreement......................................................................16
         International Equity Portfolio Sub-Advisory Agreement.........................................................16
         Securities Activities Of The Adviser And Sub-Advisers.........................................................17
         Portfolio Transactions And Brokerage..........................................................................17
PURCHASE AND REDEMPTION OF SHARES......................................................................................18
DETERMINATION OF NET ASSET VALUE.......................................................................................18
         Money Market Portfolio........................................................................................18
         Other Portfolios..............................................................................................19
TAXES    ..............................................................................................................19
GENERAL INFORMATION....................................................................................................20
         Capital Stock.................................................................................................20
         Additional Information........................................................................................20
         Financial Statements..........................................................................................20
APPENDIX A.............................................................................................................22
         Standard & Poor's Corporation ("S&P").........................................................................22
         Moody's Investment Service, Inc. ("Moody's")..................................................................22
         Duff & Phelps (D&P) Fixed Income Rating Scale.................................................................23

                               INVESTMENT POLICIES

The following supplements the Fund's "Investment Objectives, Policies and Risks" set forth in the Prospectus.

Certain money market instruments are described below. They may be used extensively by the Money Market Portfolio, and may also be used by the other portfolios, as outlined in the Prospectus.

OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

U.S. Government obligations are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury. These securities include treasury bills, notes and bonds. U.S. Government agency obligations are debt securities issued or guaranteed as to principal and interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to, obligations of the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. instrumentality obligations include, but are not limited to, obligations of the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks; others are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others are supported only by the credit of the agency or instrumentality. The foregoing types of instruments are hereafter collectively referred to as "obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities."

CERTIFICATES OF DEPOSIT

A certificate of deposit is a short-term, interest bearing, negotiable certificate issued by a bank or a savings and loan association against funds deposited in the issuing institution.

BANKER'S ACCEPTANCES

A banker's acceptance is a short-term credit instrument evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months.

CORPORATE OBLIGATIONS

Corporate obligations include bonds and notes issued by corporations, generally to finance long-term credit needs.

CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

Canadian Government obligations are debt securities issued or guaranteed as to principal and interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the governor in Council, where necessary.

Provincial Government obligations are debt securities issued or guaranteed as to principal and interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies, which are not by law agents of Her Majesty in right of a particular province of Canada, may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province.

Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, or which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

Any Canadian or Provincial government or Crown Agency obligation acquired by a Fund portfolio will be denominated in U.S. currency.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction where a portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a specified price and date. Generally, repurchase agreements are of short duration, often less than one week but on occasion may be for longer periods. The repurchase price reflects an agreed upon interest rate unrelated to the coupon rate on the underlying obligation. Repurchase agreements entered into by the Fund will be with banks, brokers or dealers. All repurchase agreements entered into by a portfolio will be subject to the Adviser evaluating the creditworthiness and financial responsibility of the bank, broker or dealer with whom the agreement was entered into. The Fund's Board of Directors establishes the standards utilized by the Adviser and Sub-Advisers in evaluating the credit worthiness of the issuer. Repurchase agreements will be fully collateralized at all times. Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Fund might be delayed or limited.


                              INVESTMENT PRACTICES

LOANS OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, each portfolio may lend securities from its portfolio (but not in excess of 30% of its total assets), to brokers, dealers, and financial institutions. Any such loans will be continuously secured by collateral at least equal to the current market value of the securities loaned plus accrued interest. The portfolio may, at any time, call the loan and regain the securities loaned. The Investment Adviser or Sub-Advisers will review the creditworthiness of the borrower and must have found such creditworthiness satisfactory prior to entering into any loan. The Fund's Board of Directors establishes the standards utilized by the Adviser and Sub-Advisers in evaluating the creditworthiness of the borrower. The risk involved in loans of portfolio securities is minimized because, if the borrower were to default, the collateral held by the portfolio should satisfy the obligation.

The portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights.

PUT AND CALL OPTIONS

Each portfolio, with the exception of the Money Market Portfolio, may invest up to 5% of its assets in premiums on put options, provided that the portfolio owns the securities underlying the puts or securities substantially similar to such underlying securities. Each portfolio, with the exception of the Money Market Portfolio, may also write call options on securities held by it, or which can be readily acquired by exercise of conversion privileges on convertible securities, provided that not more than 25% of the total assets of a portfolio would be subject to call options. The Fund will not sell put options or purchase call options unless the transaction is for the purpose of closing out existing options positions. Put options purchased by the portfolio and call options written by the portfolio, and the securities underlying such options, will be listed on national securities exchanges or traded in the over-the-counter market. The Fund may enter into closing transactions, exercise its options or permit them to expire.

A put option gives the holder (buyer) the right to sell a security at a specified price (the "exercise" price) at any time until a certain date (the expiration date). In effect, the buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security.

In writing "covered" call options, a portfolio gives the holder (purchaser) the right to purchase the underlying security at a specified price (the "exercise" price) at any time prior to the expiration of the option, normally within nine months. Immediately upon writing the option, the portfolio receives a payment from the purchaser of the option known as a "premium." If the option is not exercised, the premium will generate additional revenues for the portfolio or, if the market price of the underlying security declines, it reduces the amount of loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the option is exercised, the portfolio will lose the opportunity to profit from that portion of the rise which is in excess of the exercise price plus the premium for the call. Therefore, a portfolio will write call options only when the Adviser believes that the option premium will yield a greater return to the portfolio than any capital appreciation that might occur on the underlying security during the life of the option, or when the Adviser believes that the option will reduce the risk involved in owning the underlying security. For information regarding investment by the Value Equity, Managed, Capital and International Equity Portfolios in stock index futures, options on stock index futures, and stock index options, see below.

STOCK INDEX FUTURES, OPTIONS ON STOCK INDEX FUTURES, AND STOCK INDEX OPTIONS

Purchase or sales of stock index futures contracts may be used by the Value Equity, Managed, Capital, and International Equity Portfolio to attempt to protect the portfolio's current or intended investments from fluctuations in securities prices. By establishing an appropriate "short" position in index futures, a portfolio may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the portfolio will be effected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A portfolio will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. Initially, when purchasing or selling futures contracts the portfolio will be required to deposit with the broker an amount of cash or U.S. Government securities equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index of securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark-to-market." At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the portfolio's' existing position in the contract.

The Value Equity, Managed, Capital, and International Equity Portfolios may also purchase and write call and put options on stock index futures contracts in order to hedge the portfolio's investments. A call option on a futures contract gives the purchaser the right, in return for the premiums paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

The Value Equity, Managed, Capital, and International Equity Portfolios may also purchase and sell options on stock indices. Options on stock indices are similar to options on stock except that: (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly; and
(b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to:
(a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise; multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or, in the case of options owned by the portfolio, it may let the option expire unexercised.

When a portfolio has a long position in a futures contract, the portfolio will either cover the position, or establish a segregated asset account containing cash, U.S. Government securities, or other appropriate high grade debt obligations equal in value to the purchase price of the contract (less any margin on deposit). When a portfolio has a short position in a futures contract, the portfolio will either cover the position, or establish a segregated asset account with cash, U.S. Government securities, or other appropriate high-grade debt obligations equal to the market value of the instruments underlying the futures contract (less any margin on deposit). Call options sold by a portfolio with respect to futures contracts will be covered by, among other things: entering into a long position in the same contract at a price no higher than the strike price of the call option; or by ownership of the instruments underlying, or instruments, the prices of which are expected to move relatively consistently with the instruments underlying, the futures contracts. Call options sold by a portfolio on a stock index will be covered by the portfolio's holding a portfolio of stocks substantially replicating the movement of the index underlying the call option. Put options sold by the portfolio with respect to futures contracts or stock indices will be written only to close out existing positions.

There can be no assurance of the Value Equity, Managed, Capital, and International Equity Portfolios' successful use of stock index futures, options on stock index futures, or stock index options as hedging devices. For example, if the portfolio has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the portfolio will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Additional risks arise because of the imperfect correlation between movements in the price of the stock index option or stock index future and movements in the price of the securities which are the subject of the hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index and the portion of the portfolio being hedged, the price of stock index options or futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a portfolio may be required to maintain a position until exercise or expiration, which could result in losses. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions. If a futures market were to become unavailable, in the event of an adverse movement, the portfolio would be required to continue to make daily cash payments of variation margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the portfolio could have some or all of their positions closed out without their consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations to effect the portfolios' futures transactions. While the principal purpose of hedging is to limit the affects of adverse market movements, the attendant expense may cause the portfolios' returns to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the portfolios' accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of hedging.

INTERNATIONAL INVESTMENTS

The following information is of particular importance to the International Equity Portfolio. International investments can involve significant risks in addition to those inherited in U.S. investments. The value of assets denominated in foreign currencies can fluctuate significantly as a result of changes in value of foreign currencies against the U.S. dollar. Many international markets have less trading volume and liquidity than U.S. Markets which may result in volatile security prices. Accounting and disclosure standards in many international markets are neither uniform nor comparable to U.S. standards, and it may be difficult to obtain reliable information about a company's operations and financial condition. The costs of investing in international markets (brokerage commissions, custodian fees, withholding taxes, etc.) are higher than similar costs of investing in the U.S. International markets and may offer less investor protection than U.S. markets. It may be difficult to enforce legal rights in foreign countries. There may be less government supervision and regulation of companies, brokers, and markets. Trading and settlement practices may result in increased risk because of failed trades or broker insolvency.

Investing in developing countries entails even greater risk. The International Equity Portfolio may invest in securities of companies located in countries with developing economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally including the risks of nationalization or expropriation of assets, may be heightened.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the International Equity Portfolio's investments in such countries illiquid and more volatile than investments in developed countries, and this Portfolio may be required to establish special custody arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the availability of the International Equity Portfolio to invest in securities of certain issuers located in those countries.

CURRENCY HEDGING

Because investment in foreign securities will usually involve currencies of foreign countries, the value of the assets of the International Equity Portfolio as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To manage exposure to currency fluctuations, the International Equity Portfolio may buy and sell options and futures relating to foreign currencies or enter into forward currency contracts (agreements to exchange one currency for another at a future date).

Successful hedging will depend on the International Equity Portfolio Sub-Adviser's skill in analyzing and predicting exchange rates, and could result in an opportunity loss to the International Equity Portfolio if currencies do not perform as expected. For example, if a currency rose in value against the U.S. dollar at a time when the currency had been hedged by selling that currency for dollars, the Portfolio would not have an opportunity to benefit from the currency's appreciation.

GNMA CERTIFICATES

The Bond, Managed, and Capital Portfolios may each invest in securities of the Government National Mortgage Agency ("GNMA"), a government corporation within the U.S. Department of Housing and Urban Development. GNMA Certificates are mortgage-backed securities representing part ownership in a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

GNMAs are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. A portfolio, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Adviser or Sub-Advisers, in determining the attractiveness of GNMA Certificates in comparison to alternative fixed-income securities, and in choosing specific GNMA Certificates issues, will make assumptions as to the likely speed of prepayment. Actual experience may vary from this assumption, resulting in a higher or lower investment return than anticipated.

WARRANTS

The Value Equity, Managed, Capital, and International Equity Portfolios may invest in warrants. A warrant is a right to buy a certain security at a set price during a certain time period. Warrants purchased by these Portfolios will be traded on a national securities exchange or in the over-the-counter market.

LOWER QUALITY DEBT INSTRUMENTS

Up to 20% of the total assets of the Bond Portfolio may be invested in lower quality debt instruments (i.e. BB or B as rated by Standard & Poors and Duff & Phelps or Ba or B as rated by Moody's Investors Service) and the Managed Portfolio also may invest a substantial portion of its assets in such instruments. Furthermore, debt instruments with higher ratings, and especially those rated as investment grade but not high quality (i.e., rated BBB by Standard & Poors and Duff & Phelps or Baa by Moody's Investor Service) may, after purchase by either Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. The Bond and Managed Portfolios may both invest without limit in investment grade debt instruments that are not "high quality" debt instruments and that may be downgraded to lower quality at any time after being purchased by a Portfolio.

Lower quality debt instruments entail certain risks. These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a portfolio invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect a portfolio's net asset value. In addition, a portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

High-yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuers.

High-yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a portfolio. If a call were exercised by the issuer during a period of declining interest rates, a portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the portfolio.

A portfolio may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

The market for high-yielding securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A portfolio may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

A portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Investment Adviser will carefully review the credit and other characteristics pertinent to such new issues.

From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.


                             INVESTMENT RESTRICTIONS

The Fund is subject to two classes of investment restrictions in implementing the investment policies of the portfolios: fundamental and nonfundamental. Nonfundamental restrictions may be changed by the Fund's Board of Directors without shareholder approval. Shareholders will be notified promptly of any such changes. Fundamental restrictions may not be changed without the affirmative vote of a majority of the outstanding voting securities of each portfolio affected by the change. A change in a fundamental policy affecting only one portfolio may be effected with the affirmative vote of the majority of the outstanding securities of that portfolio only.

The Fund's fundamental investment restrictions provide that no portfolio of the Fund will:

     1. issue senior securities, except to the extent that the borrowing of money, as permitted in restriction 6, may constitute the issuance of a senior security;
     2. invest more than 25% of its total assets in securities of issuers primarily engaged in any one industry, excluding obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations of banks or savings and loan associations, and instruments secured by these instruments, such as repurchase agreements for U.S. government securities. For purposes of this restriction, neither finance companies nor utilities, as a group, are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry;
     3. invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of an issuer, excluding obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
     4. purchase or sell commodities, commodity contracts, real estate or real estate mortgages, interests in oil, gas or other mineral exploration or development programs, except that each portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each portfolio may invest in securities secured by real estate or real estate mortgages. This restriction does not apply to purchases and sales of covered call options and put options to the extent described in restriction 9; moreover, the Value Equity, Managed, Capital, and International Equity Portfolios may purchase and sell stock index futures contracts, options on stock index futures contracts, and stock index options as described in the Prospectus and in the Statement of Additional Information. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
     5. underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each portfolio;

     6. borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for investment or leveraging), or pledge or mortgage more than 15% of total assets as security for such indebtedness. The aggregate amount of any such indebtedness may not exceed 10% of total assets at the time a loan is made, and a portfolio may not make additional investments during any period that its borrowings exceed 5% of total assets. Borrowings in relation to the entry into stock index futures contracts, options on stock index futures contracts, and stock index options shall not be deemed to be a violation of this restriction, and the Value Equity, Managed, Capital, and International Equity Portfolios entry into collateral arrangements with respect to stock index futures contracts, options on stock index futures contracts, and stock index options with respect to initial or variation margins will not be deemed to be pledges of these portfolio's assets;
     7. purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short term credit as may be necessary for the clearance of securities transactions, and except that the Value Equity, Managed, Capital, and International Equity Portfolios may purchase or sell stock index futures contracts and may make initial and variation margin payments in connection with purchases or sales of stock index futures contracts, options on stock index futures contracts, and stock index options;
     8. lend money, except through the purchase of obligations in which a portfolio is authorized to invest or by entering into repurchase agreements; and
     9. write call options if more than 25% of the value of a portfolio's total assets would be subject to call options. Call options may only be written on securities held, or which can be readily acquired by exercise of conversion privileges on convertible securities or, in the case of options written on stock indices, written on an index the movement of which is substantially replicated by a portfolio of stocks held by the portfolio. Put options may only be purchased if 5% or less of total assets would be invested in premiums on put options. The Value Equity, Managed, Capital, and International Equity Portfolios may purchase or sell options on stock index futures contracts and stock index options as described in the Prospectus and Statement of Additional Information. Call options may be purchased and put options may be sold only for the purpose of closing out existing options positions.

The Fund's nonfundamental restrictions provide that no portfolio of the Fund will:

     1. invest more than 10% of total assets in securities or other investments, including repurchase agreements, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;
     2. invest more than 5% of total assets in securities of other investment companies, or purchase more than 3% of the total outstanding voting stock of any single investment company, or invest more than 10% of total assets in securities issued by investment companies, other than in connection with a merger, consolidation, acquisition or reorganization;
     3. lend portfolio securities in an amount greater than 30% of total assets; or
     4. invest more than 20% of total assets in securities of foreign issuers with the exception of the International Equity Portfolio which may invest 100% of total assets in foreign securities.

If a percentage restriction (for either a fundamental or nonfundamental restriction) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of assets or amount of total assets shall not be considered a violation of the restriction.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of the separate accounts of the Company, CLNY and their affiliates may be invested in shares of the Fund.


                               PORTFOLIO TURNOVER

Normally, the annual rate of portfolio turnover will differ for each portfolio and will vary from year to year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities, excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which are borne directly by the portfolios. The rate of portfolio turnover will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

No portfolio turnover rate can be calculated for the Money Market Portfolio due to the short maturities of the instruments purchased. Portfolio turnover should not affect the income or net asset value of the Money Market Portfolio because brokerage commissions are not normally charged on the purchase or sale of money market instruments.


During the year 1995, the assets of the Value Equity Fund were re-structured which resulted in a higher portfolio turnover of 103.07% in 1995 verses 35.99% in 1994. In 1996, the Portfolio Turnover rate returned to a more normal rate of 46.78%. In 1997, the Portfolio Turnover rate was 50.97%.


                        INVESTMENT EXPERIENCE INFORMATION

THE INFORMATION PROVIDED IN THIS SECTION SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF THE FUND. IT DOES NOT REPRESENT OR PROJECT FUTURE INVESTMENT PERFORMANCE.

The Fund commenced operations on December 4, 1989. The rates of return shown below depict the actual investment experience of each portfolio of the Fund for the periods shown. The Capital Portfolio commenced operations on May 1, 1993 and the International Equity Portfolio commenced operations on May 1, 1995.

PERFORMANCE QUOTATIONS


The rates of return shown below are based on actual investment performance, after the deduction of investment advisory fees and direct Fund expenses of the portfolios of the Fund. The rates are average annual compounded rates of return for the period ending on December 31, 1997.


These rates of return figures do not reflect charges or deductions against the separate accounts of the Company or CLNY or charges and deductions against the policies. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits or Policy values. Where relevant, the prospectuses for the Policies also contain performance information. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.


                    AVERAGE ANNUAL COMPOUNDED RATES OF RETURN


                                      YEAR ENDED              FIVE YEAR PERIOD               12/4/89 (INCEPTION)
        FUND PORTFOLIO                 12/31/97                ENDED 12/31/97                 TO 12/31/97
        --------------                ----------              ----------------               ------------
        Value Equity                     26.93%                     12.55%                       12.23%
        Bond                              8.09%                      6.97%                        7.75%
        Managed                          17.61%                     10.36%                       11 94%
        Money Market                      4.95%                      4.06%                        4.43%
        Capital                          21.14%                       ***                        15.55%*
        International Equity              4.32%                       ***                        10.81%**




*       Calculated from May 1, 1993 to December 31, 1997.
**      Calculated from May 1, 1995 to December 31, 1997.
*** Five Year Average Annual Total Return information is not available for the Capital and International Equity Portfolios.



Additional information regarding the investment performance of the portfolios of the Fund appears in the Fund Prospectus. The total return figures shown above are in part a function of the Fund's expenses and have been reduced by the advisory fees. If not for this reimbursement, the figures shown above would have been smaller.

MONEY MARKET PORTFOLIO YIELD QUOTATIONS

The Fund may make current yield and effective yield quotations available for the Money Market Portfolio. Current annualized yield quotations for the Money Market Portfolio are based on the portfolio's net investment income per share for a seven day period and exclude any realized or unrealized gains or losses on portfolio securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $10). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of the Money Market Portfolio for a seven day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

The Money Market portfolio's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors. In addition, the yield quotation does not reflect the charges deducted from the Separate Account (see the Prospectus for the policy). If these charges were deducted to reflect the effective yield to a policyowner, that yield would be lower than the yield calculated for the Money Market Portfolio.

OTHER PORTFOLIO YIELD QUOTATIONS

The yield quotations of the Bond, Managed, Value Equity, Capital, and International Equity Portfolios are based on a specified 30 day or one month period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following equation:

                                                6
                            YIELD = 2((a-b/cd+1) -1)

        Where:
          a  =   dividends and interest earned during the period by the
                 Portfolio.
          b  =   expenses accrued for the period (net of reimbursements).
          c  =   the
                 average daily number of shares outstanding during the
                 period that were entitled to receive dividends.
          d  =   the maximum offering price per share on the last day of the period.

TOTAL RETURN QUOTATIONS

Total return quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                         N
                                  P(1+T) = ERV

        Where:
          P    =  a hypothetical initial payment of $1,000.
          T    =  average annual total return.
          N    =  number of years.
          ERV  =  ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

The total return quotation calculations reflect the deduction of a proportional share of portfolio expenses and assffume that all dividends and capital gains during the period are invested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted below, the address of each director and executive officer is 330 University Avenue, Toronto, Canada, M5G 1R8.


NAME, AGE AND ADDRESS       POSITION(S) WITH THE FUND      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
R. W. Morrison,* 56         Director and Chairman          Vice-President and Treasurer, Canada Life.

R. E. Beettam,* 40 **       Director and President         Vice-President and Director, U.S. Division, Canada Life.

E. Y. Baker, 63             Director                       President, OHA Investment Management Limited; Senior
                                                           Vice-President, Finance, Ontario Hospital Association. Formerly
                                                           Vice-President, Investments, Ontario Hospital Association, Trustee
                                                           Rogers Sugar Income Fund.

J. S. Clarke, 60            Director                       Associate Treasurer for Investments, Cornell University. Formerly
                                                           Senior Investment Officer, Cornell University.

D. H. Harris, 73            Director                       Formerly, Director, Chairman and CEO, The Equitable Foundation;
                                                           Executive Vice-President and Chief of Staff, and Director, The
                                                           Equitable Life Assurance Society of the U.S.

C.A. Merrigan,* 38***       Vice-President and             Vice-President and Chief Investment Officer, CL Capital
                            Assistant Treasurer            Management, Inc.

D. V. Rough, 51             Treasurer                      Associate Treasurer, Investment Services, Canada Life.


* Director who is an "interested person", as defined in the Investment Company Act of 1940, as amended, because of the Director's affiliation with the Company or the Adviser.

**   The business address is 6201 Powers Ferry Road, N.W., Atlanta, Georgia
     30339.

*** The business address is 6151 Powers Ferry Road, N.W., Suite 550, Atlanta, Georgia 30339.

As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of the Company or the Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended.



===================================================================================================================================
                                                         COMPENSATION TABLE *
===================================================================================================================================
    Name/Title             Aggregate Compensation     Pension or Retirement     Estimated Annual          Total Compensation from
                           from Series Fund           Benefits Accrued as       Benefits Upon Retirement  Series Fund to Directors
                                                      Part of Fund Expenses
-----------------------------------------------------------------------------------------------------------------------------------
    E. Y. Baker, Director             $ 10,000                   N/A                       N/A                       $  10,000
-----------------------------------------------------------------------------------------------------------------------------------
    J. S. Clarke, Director            $ 10,000                   N/A                       N/A                       $  10,000
-----------------------------------------------------------------------------------------------------------------------------------
    D. H. Harris, Director            $ 10,000                   N/A                       N/A                       $  10,000
-----------------------------------------------------------------------------------------------------------------------------------


* There are no direct employees of the Fund and the only people compensated directly by the Fund are the non-affiliated directors.

CUSTODIAN

The Chase Manhattan Bank, N.A., Chase Manhattan Plaza, New York, NY, 10081, acts as custodian of the Fund's assets. The Chase Manhattan Bank, N.A. is authorized to use the facilities of the Depository Trust Company, the book-entry system of the Federal Reserve Banks, sub-custodians, and other depositories as necessary in foreign markets.

ACCOUNTING SERVICES

The Fund has entered into an accounting services agreement with Canada Life Insurance Company of America (the "Company"), whereby the Company provides certain accounting and record keeping services to the Fund.

INVESTMENT ADVISER

The Fund has entered into an Investment Advisory Agreement ("the Agreement") with CL Capital Management, Inc., (the "Adviser"). The principal business address of the Adviser is 6151 Powers Ferry Road, N.W., Suite 550, Atlanta, Georgia 30339. The Adviser is a wholly-owned subsidiary of the Company, which is a wholly-owned subsidiary of The Canada Life Assurance Company ("Canada Life"). The principal executive officers of the Adviser are:



        NAME                        POSITION WITH ADVISER
        R. W. Morrison              Chairman
        C. A. Merrigan              Vice-President and Chief Investment Officer
        R. E. Beettam               President
        D. V. Rough                 Treasurer



Pursuant to the Agreement, the Fund has retained the Adviser to provide management and investment advisory services to the Fund for the Money Market, Bond, Value Equity and Managed Portfolios, and management services for the Capital and International Equity Portfolios. As part of the investment advisory services provided to the Fund, the Adviser directs the investment of the Fund's assets, including the placing of orders for the purchase and sale of securities. The Adviser also continuously furnishes an investment program for each portfolio (except the Capital and International Equity Portfolio), and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analysis from various sources, makes necessary investment decisions and effects transactions accordingly. The Sub-Investment Adviser, J. & W. Seligman & Co. Incorporated, provides investment advisory services for the Capital Portfolio and the Sub-Investment Adviser, INDAGO Capital Management Inc., provides investment advisory services for the International Equity Portfolio. The Adviser also determines the manner in which voting rights and any other rights pertaining to the Fund's portfolio securities will be exercised. The Adviser also performs certain management services for the Fund, including processing shareholder orders, administering shareholder accounts, handling shareholder relations, conducting relations with custodians, depositories, transfer agents, dividend disbursing agents, accountants, attorneys, brokers and dealers, insurers, and other persons. The Adviser is, at all times, subject to the direction and supervision of the Board of Directors of the Fund.


CAPITAL PORTFOLIO SUB-ADVISER

The Sub-Investment Adviser of the Capital Portfolio (the "Capital Portfolio Sub-Adviser") is J. & W. Seligman & Co. Incorporated. Their address is 100 Park Avenue, New York, New York, 10017. Pursuant to a Sub-Advisory Agreement between the Adviser and the Capital Portfolio Sub-Adviser, the Capital Portfolio Sub-Adviser provides investment advisory services to the Capital Portfolio. These services include providing investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold or exchanged.


The Capital Portfolio Sub-Adviser was incorporated on April 20, 1978. They also serve as manager of eighteen investment companies in the Seligman Group (the aggregate assets of which were approximately $18.0 billion at December 31,
1997), and provide investment management or advice to institutional and other accounts (having a December 31, 1997 value of approximately $6.3 billion). A majority of the outstanding voting securities of the Capital Portfolio Sub-Adviser are owned by William C. Morris.

INTERNATIONAL EQUITY PORTFOLIO SUB-ADVISER


The Sub-Investment Adviser of the International Equity Portfolio (the "International Equity Portfolio Sub-Adviser") is INDAGO Capital Management Inc. Its address is 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5. Pursuant to a Sub-Advisory Agreement between the Adviser and the International Equity Portfolio Sub-Adviser, the International Equity Portfolio Sub-Adviser provides investment advisory services to the International Equity Portfolio. These services include providing investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold, or exchanged. The advisory fee is deducted from net assets.



Effective July 15, 1997, the International Equity Portfolio Sub-Adviser changed its name from Canada Life Investment Management Limited to INDAGO Capital Management Inc. The name change was executed in connection with the sale of fifty percent of the International Equity Portfolio Sub-Adviser's outstanding common stock to certain of its executive employees (the "Executive Employees"). The International Equity Portfolio Sub-Adviser is jointly owned by the Executive Employees and The Canada Life Assurance Company.



The International Equity Portfolio Sub-Adviser was incorporated on February 24, 1977. It also serves as manager of assets of The Canada Life Assurance Company (the aggregate assets of which were approximately Canadian $5.5 billion at December 31, 1997) and provides investment management to individual and institutional accounts (having a December 31, 1997 value of approximately Canadian $1.1 billion). The principal executive officers of the International Equity Portfolio Sub-Adviser are: J.K. S. Fleming, President; and G.V. Kondrat, CFA, Vice-President and Chief Investment Officer.


ADVISORY FEE AND EXPENSES

The Fund pays the Adviser, as full compensation for all services and facilities provided by the Adviser to the Fund and expenses of the Fund assumed by the Adviser, a monthly fee computed for each portfolio on a daily basis, at an annual rate of 0.50% of the net assets of each portfolio except the International Equity Portfolio which has an annual rate of 0.80%. With respect to the Capital and International Equity Portfolio, the Adviser in turn pays the Sub-Advisers, as full compensation for investment advisory services to the respective Portfolio, a monthly fee computed on a daily basis, at an annual rate of 0.25% of the net assets of the Capital Portfolio and 0.30% of the net assets of the International Equity Portfolio.


The aggregate total advisory fees incurred by the Fund were $297,589, $262,822 and $217,612 for the fiscal years ended December 31, 1997, 1996, and 1995, respectively.


Each portfolio is charged for the expenses incurred in its operations as well as for a portion of the Fund's general administrative expenses, allocated on the basis of the asset size of the respective portfolio, or by the Board of Directors as appropriate. Expenses other than the Adviser's fee that are borne directly and paid individually by a portfolio include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, and other costs properly payable by the portfolio. Expenses which are allocated among the portfolios include, but are not limited to, Directors' fees and expenses, independent accountant fees, transfer agent fees, expenses of redemption, Securities and Exchange Commission fees, registration costs, insurance costs, legal fees, and all other costs of the Fund's operation properly payable by the Fund and allocable among the portfolios.

INVESTMENT ADVISORY AGREEMENT

The Agreement was initially approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Adviser, on February 23, 1995. On April 13, 1995, the Agreement was approved by an affirmative vote of a majority of outstanding securities, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policyowners, as required by law. Unless terminated earlier, as described below, the Agreement thereafter will continue in effect from year to year if approved annually by the Board of Directors of the Fund or by a majority of the outstanding shares of each portfolio, and by a majority of the Directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund or the Adviser on 60 days notice. The Agreement may be terminated by the Fund for cause at any time.

The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) with respect to a portfolio shall be effective only if approved by an affirmative vote of a majority of the outstanding voting securities of that portfolio. If the shareholders of any one or more of the series should fail to approve the Agreement, the Adviser may nonetheless serve as Adviser with respect to any portfolio whose shareholders approved the Agreement.

The Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder, and except for negligence or misconduct in connection with management services.

CAPITAL PORTFOLIO SUB-ADVISORY AGREEMENT


The Capital Portfolio Sub-Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund, the Adviser, or the Capital Portfolio Sub-Adviser on February 23, 1995. On April 13, 1995, the Agreement was approved by an affirmative vote of a majority of outstanding shares of the Capital Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policyowners, as required by law. Unless terminated earlier, as described below, the Agreement will continue in effect from year to year if approved annually by the Board of Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of the Capital Portfolio. The Agreement is not assignable and may be terminated at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Capital Portfolio, or by the Investment Adviser or Capital Portfolio Sub-Adviser on 60 days notice to the other party. The Agreement may be terminated by the Fund for cause at any time.



The services of the Capital Portfolio Sub-Adviser to the Capital Portfolio are not deemed to be exclusive, and they are free to render services to others. Securities held by the Capital Portfolio may also be held by separate investment accounts or other mutual funds for which the Capital Portfolio Sub-Adviser may act as an adviser or by the Capital Portfolio Sub-Adviser or its affiliates.



The Agreement provides that the Capital Portfolio Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.


INTERNATIONAL EQUITY PORTFOLIO SUB-ADVISORY AGREEMENT


The International Equity Portfolio Sub-Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund, the Adviser, or the International Equity Portfolio Sub-Adviser on May 21, 1997. On July 16, 1997, the Agreement was approved by an affirmative vote of a majority of outstanding shares of the International Equity Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policyowners, as required by law. Unless terminated earlier, as described below, the Agreement will continue in effect from year to year if approved annually by the Board of Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of the International Equity Portfolio. The Agreement is not assignable and may be terminated at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the International Equity Portfolio, or by the Adviser or International Equity Portfolio Sub-Investment Adviser on 60 days notice to the other party. The Agreement may be terminated by the Fund for cause at any time.




The services of the International Equity Portfolio Sub-Investment Adviser to the International Equity Portfolio are not deemed to be exclusive, and they are free to render services to others. Securities held by the International Equity Portfolio may also be held by separate investment accounts or other mutual funds for which the International Equity Portfolio Sub-Investment Adviser may act as an adviser or by the International Equity Portfolio Sub-Investment Adviser or its affiliates.

The Agreement provides that the International Equity Portfolio Sub-Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

SECURITIES ACTIVITIES OF THE ADVISER AND SUB-ADVISERS

Securities held by the Fund may also be held by the Company, CLNY, their affiliates and separate accounts, or by other separate accounts or mutual funds for which the Adviser or Sub-Advisers act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Company, the Adviser, or the Sub-Advisers for one or more of their clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's portfolios or for other entities for which the Adviser, Sub-Advisers, or their affiliates act as an investment adviser are made at or about the same time, transactions in such securities will be made, insofar as being feasible, for the Fund's portfolios, the Company, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or Sub-Advisers during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser or Sub-Advisers may manage other portfolios than the Fund's. Although investment recommendations or determinations for the Fund's portfolios will be made by the Adviser or Sub-Advisers independently from the investment recommendations and determinations made by it for any other portfolio, investments deemed appropriate for the Fund's portfolios may also be deemed appropriate for other portfolios. This may result in the same security being purchased or sold at or about the same time for both the Fund and such other portfolios.

On occasions when the Adviser or Sub-Advisers deem the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, they may determine that orders for the purchase or sale of the same security for the Fund's portfolios and one or more other portfolios should be combined, in which event, the transactions will be priced and allocated, and expenses will be allocated, in a manner deemed by them to be equitable and in the best interests of the Fund's portfolios and such other portfolios. While in some instances, combined orders could adversely impact the price or the volume of a security obtainable for a portfolio of the Fund, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser or Sub-Advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Adviser or Sub-Advisers have no formula for the distribution of the Fund's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable net results for the Fund. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

In placing orders, consistent with obtaining the most favorable net results, the Adviser or Sub-Advisers will take into account various factors, including price, dealers spread or commission, if any, size of the transaction and difficulty of execution. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the portfolio will not necessarily be paying the lowest spread or commission available.

Although the Adviser or Sub-Advisers seek to obtain the most favorable net results in effecting transactions for each portfolio, brokers who provide supplemental investment research to them may receive orders for transactions by the Fund. Such supplemental research ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser or Sub-Advisers, the Fund will be benefited by such supplemental research services, they are authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. However, the Adviser or Sub-Advisers shall only select brokers whose commissions are believed to be reasonable. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Agreement. The expenses of the Adviser or Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser or Sub-Advisers may use such supplemental research in providing investment advice to other advisory accounts and they will periodically evaluate the statistical data, research and other investment services provided by brokers.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser or Sub-Advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.


The total aggregate brokerage commissions paid by the Fund were $67,604, $48,793 and $79,440 for the fiscal years ended December 31, 1997, 1996 and 1995 respectively.

                        PURCHASE AND REDEMPTION OF SHARES

The Fund currently offers its shares, without sales charge, only for purchase by the Company, CLNY, and their separate accounts. The Fund may also offer its shares to Canada Life, its affiliates and their separate accounts. It is possible that, subject to obtaining any required regulatory approvals, at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of the portfolios at prices equal to the net asset value of the respective portfolio. The Fund does not have a principal underwriter.

The Fund will redeem all full and fractional shares of the Fund for cash. No redemption fee is charged, although there may be a contingent deferred sales charge applicable to surrenders or withdrawals under the policies, as described in the Policy Prospectus. The redemption price is the net asset value of the respective portfolio next determined after the request is deemed to be received. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

        (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays;
        (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
        (c) the Commission by order so permits for the protection of security holders of the Fund.


                        DETERMINATION OF NET ASSET VALUE

The net asset value of each portfolio's shares is determined once daily as of the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on each day on which the Exchange is open for trading. The net asset value of a share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding.

MONEY MARKET PORTFOLIO

The net asset value per share of the Money Market Portfolio is computed by dividing the total value of the portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The value of the assets is determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $10. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for those instruments. If a deviation of 1/2 of 1% or more between the portfolio $10 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board of Directors believes will result in dilution or other unfair results material to shareholders, the Board of Directors will consider what action, if any, should be initiated.

The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a portfolio invested at lower yields can be expected to decline. In addition, if the portfolio has net redemptions at a time when interest rates have increased, the portfolio may be forced to sell portfolio securities prior to maturity at a price below the portfolio's carrying value. Also, because the portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

OTHER PORTFOLIOS

The net asset value per share of the portfolios other than the Money Market Portfolio is computed by dividing the total value of the portfolio's securities and other assets, less liabilities, by the number of portfolio shares then outstanding. Securities other than money market instruments maturing in 60 days or less which are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the last bid price. Securities (other than money market instruments maturing in 60 days or less) traded in the over-the-counter market are valued at the last bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Directors. Money market instruments with maturities of 60 days or less are valued using the amortized cost method of valuation.


                                     TAXES

Each portfolio of the Fund intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, a regulated investment company will not be subject to federal income tax on such part of its net investment income and net realized capital gains that it distributes to shareholders. Each portfolio intends to distribute to shareholders substantially all such net investment income and capital gains.


To qualify for treatment as a regulated investment company, each portfolio must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the portfolio and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities). Moreover, in order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, a portfolio must in general distribute to its shareholders at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.


To ensure that the Fund is not subject to a nondeductible 4% excise tax, each portfolio intends to distribute at least 98% of ordinary income for any year by the end of that calendar year and at least 98% of capital gain net income for the one year period ending October 31 of such year, unless an election is made to use the company's taxable year, plus certain other amounts. A regulated investment company will be considered to have paid dividends for purposes of these rules if the company pays the dividends by the end of any January and if such dividends were declared in the preceding December and were payable to shareholders of record on a date in December.

Section 817(h) of the Code and regulations of the Code issued by the Treasury Department impose additional diversification requirements upon each portfolio. These requirements are in addition to the diversification requirements under Subchapter M of the Code and the Investment Company Act of 1940, and effect federal tax treatment at the shareholder level. Since the only shareholders of the Fund are insurance companies and their separate accounts, no discussion is included herein regarding federal income tax consequences to shareholders. Each portfolio intends to comply with the requirements of Section 817(h). For information concerning the consequences of failure to meet the requirements of
Section 817(h), see the Prospectus for the policy.

The discussions of "Taxes" in the Prospectus and the foregoing are general and abbreviated summaries of the applicable provisions of the Code and Treasury Regulations currently in effect, as interpreted by the courts and the Internal Revenue Service. Neither is intended as a complete explanation or as a substitute for consultation with individual tax advisers.

                               GENERAL INFORMATION

CAPITAL STOCK

The Fund was incorporated on February 23, 1989 under the laws of Maryland with four portfolios: Money Market; Managed; Bond; and Value Equity. The Capital Portfolio was authorized by the Fund's Board of Directors on February 25, 1993 and the International Equity Portfolio was authorized by the Fund's Board of Directors on February 23, 1995. The authorized stock of the Fund consists of one billion (1,000,000,000) shares of common stock, with a par value of one cent. A total of 90,000,000 shares of the authorized capital stock is currently divided into the following classes:

               Portfolio                      Shares
               ---------                      ------
               Money Market                 20,000,000
               Managed                      20,000,000
               Bond                         10,000,000
               Value Equity                 10,000,000
               Capital                      20,000,000
               International Equity         10,000,000

The Board of Directors may change the designation of any portfolio and may increase or decrease the number of shares of any portfolio, but may not decrease the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and, upon liquidation or dissolution, in the net assets of such portfolio remaining after satisfaction of outstanding liabilities.

All shares of common stock have equal voting rights (regardless of the net asset value per share), except that on matters effecting only one portfolio only shares of the respective portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all portfolios are substantially identical (such as the election of directors or the approval of independent auditors) will be voted on by all shareholders without regard to the separate portfolio. Matters that effect all the portfolios but where the interests of the portfolios are not substantially identical (such as approval of the investment advisory agreement) would be voted on separately by each portfolio. Matters effecting only one portfolio, such as a change in its fundamental policies, are voted on separately by each portfolio.

Matters requiring separate shareholder voting by a portfolio shall have been effectively acted upon with respect to any portfolio if a majority of the outstanding voting securities of that portfolio votes for approval of the matter, notwithstanding that: 1) the matter has not been approved by a majority of the outstanding voting securities of any other portfolio; or 2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

The phrase "a majority of the outstanding voting securities" of a portfolio (or of the Fund) means the vote of the lesser of: 1) 67% of the shares of a portfolio (or of the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or 2) more than 50% of the outstanding shares of a Portfolio (or the Fund).

ADDITIONAL INFORMATION

This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, DC, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

FINANCIAL STATEMENTS


The Fund's statement of assets and liabilities, including the schedules of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein, as well as the Report of Independent Auditors, are contained herein. Ernst & Young LLP, 600 Peachtree Street, Atlanta, Georgia, 30308, serves as independent auditors for the Fund.

                                 APPENDIX A


DEBT INSTRUMENT RATINGS

The Fund will invest in certain instruments that are rated by investment rating services. Definitions of such ratings appear below.

STANDARD & POOR'S CORPORATION ("S&P")

COMMERCIAL PAPER

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper which is considered by S&P to have the following characteristics: Liquidity ratios of the issuer are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.
A-2 This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated A-1.

BONDS

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's
B capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest
CCC degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and
CC protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR   Not rated by the indicated rating agency.

MOODY'S INVESTMENT SERVICE, INC. ("MOODY'S")

COMMERCIAL PAPER

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: 1) evaluation of the management of the issuer; 2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; 3) evaluation of the issuer's products in relation to competition and customer acceptance; 4) liquidity; 5) amount and quality of long-term debt; 6) trend of earnings over a period of ten years; 7) financial strength of a parent company and the relationships which exist with the issuer; and 8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
P-2 The rating P-2 indicates that, in Moody's opinion, the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of P-1. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more effected by external conditions. Ample alternate liquidity is maintained.

BONDS

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics as well.
Ba Bonds which are rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa by Moody's are of poor standing . Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C by Moody's are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DUFF & PHELPS (D&P) FIXED INCOME RATING SCALE

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+          High credit quality. Protection factors are strong. Risk is
AA           modest but may vary slightly from time to time because of
AA-          economic conditions.

A+           Protection factors are average but adequate. However, risk factors
A            are more variable and greater in periods of economic
A-           stress.

BBB+         Below average protection factors, but still considered sufficient
BBB          for prudent investment. Considerable variability in risk BBB during
BBB-         economic cycles.

BB+          Below investment grade, but deemed likely to meet obligations when
BB           due. Present or prospective financial protection BB factors
BB-          fluctuate according to industry conditions or company fortunes.
             Overall quality may move up or down frequently BB- within this category.

B+           Below investment grade and possessing risk that obligations will
B            not be met when due. Financial protection factors will B fluctuate
B-           widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent B- changes in quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                          INDEX TO FINANCIAL STATEMENTS


                                                                                     PAGE

        Report of Independent Auditors..............................................  1

        Audited Financial Statements


        Statement of Assets and Liabilities
              as of December 31, 1997 ..............................................  2
        Statement of Operations for the
              year ended December 31, 1997 .........................................  3
        Statements of Changes in Net Assets for the
              years ended December 31, 1997 and 1996 ...............................  4
        Notes to Financial Statements .............................................. 10


        Schedules

        Financial Highlights for the years ended
              December 31, 1997, 1996, 1995, 1994, and 1993......................... 15
        Schedule of Investments as of December 31, 1997 ............................ 21

                       FINANCIAL STATEMENTS AND SCHEDULES

                    CANADA LIFE OF AMERICA SERIES FUND, INC.



                                DECEMBER 31, 1997
                       with Report of Independent Auditors

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                              FINANCIAL STATEMENTS
                                  AND SCHEDULES


                                DECEMBER 31, 1997




                                    CONTENTS

Report of Independent Auditors .................................................     1



Audited Financial Statements



Statements of Assets and Liabilities ...........................................     2
Statements of  Operations ......................................................     3
Statements of Changes in Net Assets ............................................     4
Notes to Financial Statements ..................................................    10



Schedules



Financial Highlights - Money Market Series .....................................    15
Financial Highlights - Managed Series ..........................................    16
Financial Highlights - Bond Series .............................................    17
Financial Highlights - Value Equity Series .....................................    18
Financial Highlights - Capital Series ..........................................    19
Financial Highlights - International Equity Series .............................    20
Schedule of Investments - Money Market Series Portfolio ........................    21
Schedule of Investments - Managed Series Portfolio .............................    22
Schedule of Investments - Bond Series Portfolio ................................    25
Schedule of Investments - Value Equity Series Portfolio ........................    26
Schedule of Investments - Capital Series Portfolio .............................    29
Schedule of Investments - International Equity Series Portfolio.................    33

                         [ERNST & YOUNG LLP LETTERHEAD]

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Shareholders
Canada Life of America Series Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Canada Life of America Series Fund, Inc. (comprising, respectively, the Money Market, Managed, Bond, Value Equity, Capital and International Equity Series) as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Canada Life of America Series Fund, Inc. at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             /s/ Ernest & Young LLP


Atlanta, Georgia
January 30, 1998

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES


                                DECEMBER 31, 1997

                                                        MONEY                                 VALUE                   INTERNATIONAL
                                                       MARKET        MANAGED      BOND        EQUITY      CAPITAL       EQUITY
                                                       SERIES         SERIES     SERIES       SERIES       SERIES       SERIES
                                                      ------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
value
  (Identified cost - See accompanying Schedules of
  Investments - Series Portfolios)                   $9,274,293   $17,120,133  $7,652,238   $11,405,492   $7,745,689    $ 4,738,180


Cash                                                     -             31,808       2,291        31,884      451,027        668,081
Receivables:
  Dividends and interest                                 -             88,967      89,081        16,316         2694          5,918
  Due from brokers for investments sold                  -            154,660     -            -                   -         12,686
                                                     ----------   -----------  ----------  ------------  -----------    ------------

Total assets                                          9,274,293    17,395,568   7,743,610    11,453,692    8,199,410      5,424,865
                                                     ----------   -----------  ----------  ------------  -----------    ------------


LIABILITIES
Cash overdraft                                           39,573          -           -             -           -               -
Payables:
  Investment advisory fees [Note 2]                       5,407         7,604       3,355         5,020       3,455           3,683
  Other accrued expenses                                 13,922        51,162      14,433        33,853      25,536           9,463
  Directors' fees and expenses payable                    7,902        10,765       4,265         5,962       4,470           3,810
  Dividends declared                                     58,096     1,754,044     409,020     1,234,740   1,263,229         286,240
  Due to brokers for investments purchased                -           294,426     246,719        27,261     408,662         350,547
Total liabilities                                    ----------   -----------  ----------  ------------  ----------     -----------
                                                        124,900     2,118,001     677,792     1,306,836   1,705,352         653,743
                                                     ----------   -----------  ----------  ------------  ----------     -----------


NET ASSETS
                                                     $9,149,393   $15,277,567  $7,065,818  $  10,146,856 $6,494,058     $ 4,771,122
                                                     ==========   ===========  ==========  ============= ==========     ===========


NET ASSETS CONSIST OF:
   Capital shares                                    $    9,149   $    12,274  $    6,675  $     6,899   $    4,588     $     4,100
   Additional paid-in capital                         9,140,244    13,761,539   6,872,823    8,348,816    4,760,414       4,578,757
   Net unrealized appreciation on investments and
            foreign currencies                           -          1,503,754     186,320    1,791,141    1,729,056         188,265
                                                     ----------   -----------  ----------  -----------   ----------     -----------

              Total net assets                       $9,149,393   $15,277,567  $7,065,818  $10,146,856   $6,494,058     $ 4,771,122
                                                     ==========   ===========  ==========  ===========   ==========     ===========




Shares authorized ($.01 par value)                    20,000,000   20,000,000  10,000,000   10,000,000   20,000,000     $10,000,000
                                                     ===========  ===========  ==========  ===========   ==========     ===========

Shares outstanding                                      914,939     1,227,438     667,495      689,924      458,845         410,055
                                                     ==========   ===========  ==========  ===========   ==========     ===========

Net asset value per share                            $    10.00   $     12.45  $    10.59  $     14.71   $    14.15     $     11.64
                                                     ==========   ===========  ==========  ===========   ==========     ===========


See accompanying notes                                                        2

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                            STATEMENTS OF OPERATIONS


                                                                                YEAR ENDED DECEMBER 31, 1997
                                                         MONEY                            VALUE                   INTERNATIONAL
                                                        MARKET      MANAGED     BOND     EQUITY       CAPITAL        EQUITY
                                                        SERIES       SERIES    SERIES    SERIES        SERIES        SERIES
                                                        -----------------------------------------------------------------------

Investment income:
  Interest                                              $594,895    $503,626   $474,087  $   30,045   $    5,441  $      15,450
  Dividends                                                -          88,463      -          98,696       70,792         63,904
                                                        --------    --------   --------  ----------   ----------  -------------
Total investment income                                  594,895     592,089    474,087     128,741       76,233         79,354
                                                        --------    --------   --------  ----------   ----------  -------------


Expenses:
  Investment advisory fees [note 2]                       53,800      82,339     36,148      50,926       38,267         36,109
  Directors' fees and expenses                             6,840      10,440      4,680       6,480        4,680          2,880
  Custodian fees and expenses                             44,872      15,727     11,184      13,522        9,769          9,552
  Audit and legal fees                                     6,878      10,498      4,706       6,516        4,706          2,896
  Accounting and administration [note 2]                  22,800      34,800     15,600      21,600       15,600          9,600
  Miscellaneous                                            1,900       2,900      1,300       1,800        1,300            800
                                                        --------   ---------    -------  ----------   ----------  -------------
Total Expenses                                           137,090     156,704     73,618     100,844       74,322         61,837
Expense reimbursement [note 1]                            56,390       8,493      8,551           -            -          7,673
                                                        --------   ---------   --------  ----------   ----------  -------------
Net  expenses                                             80,700     148,211     65,067     100,844       74,322         54,164
                                                        --------   ---------   --------  ----------   ----------  -------------
Net investment income                                    514,195     443,878    409,020      27,897        1,911         25,190
                                                        --------   ---------   --------  ----------   ----------  -------------


Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) on investments                   -      1,310,166    (10,025)  1,206,843    1,261,328        261,050
             and foreign currencies                         -        863,708    166,988   1,203,076      225,500       (229,603)
                                                        --------   ----------  --------  ----------   ----------  -------------
Net change in unrealized appreciation (depreciation)
           on investments and foreign currencies
Net gain on investments                                    -       2,173,874    156,963   2,409,919    1,486,818         31,447
                                                        --------  ----------   --------  ----------   ----------  -------------
Net increase in net assets resulting
from operations                                         $514,195  $2,617,752   $565,983  $2,437,816   $1,488,729  $      56,637
                                                        ========  ==========   ========  ==========   ==========  =============


See accompanying notes                                                         3

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS




                               MONEY MARKET SERIES



                                                                      YEAR ENDED DECEMBER 31
                                                                     1997                1996
                                                               -------------       -------------
Operations:
     Net investment income                                     $     514,195       $     272,568
                                                               -------------       -------------
     Net increase in net assets resulting from operations            514,195             272,568
                                                               -------------       -------------

Dividends to shareholders from:
     Net investment income                                          (514,195)           (272,568)
                                                               -------------       -------------

Fund share transactions [note 4]:
     Proceeds from sales of shares                               129,231,519          14,764,456
     Reinvestment of dividends to shareholders                       521,937             267,368
     Payments for shares redeemed                               (128,203,276)        (12,041,329)
                                                               -------------       -------------
                                                                   1,550,180           2,990,495
                                                               -------------       -------------

Total increase in net assets                                       1,550,180           2,990,495



Net assets:
     Beginning of period                                           7,599,213           4,608,718
                                                               -------------       -------------
     End of period                                             $   9,149,393       $   7,599,213
                                                               =============       =============


See accompanying notes.                                                       4

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS




                                 MANAGED SERIES


                                                                     YEAR ENDED DECEMBER 31
                                                                     1997                1996
                                                               -------------       -------------
Operations:
     Net investment income                                     $     443,878       $     474,521
     Net realized gain on investments                              1,310,166           1,259,103
     Net change in unrealized appreciation (depreciation)
         on investments                                              863,708            (660,286)
                                                               -------------       -------------
     Net increase in net assets resulting from operations          2,617,752           1,073,338
                                                               -------------       -------------

Dividends to shareholders from:
     Net investment income                                          (443,878)           (474,521)
     Net realized gain on investments                             (1,310,166)         (1,259,103)
                                                               -------------       -------------
                                                                  (1,754,044)         (1,733,624)
                                                               -------------       -------------
Fund share transactions [note 4]:
     Proceeds from sales of shares                                 3,402,203           3,887,311
     Reinvestment of dividends to shareholders                     1,733,625           3,120,898
     Payments for shares redeemed                                 (6,694,608)         (7,408,329)
                                                               -------------       -------------
                                                                  (1,558,780)           (400,120)
                                                               -------------       -------------

Total (decrease) in net assets                                      (695,072)         (1,060,406)



Net assets:
     Beginning of period                                          15,972,639          17,033,045
                                                               -------------       -------------
     End of period                                             $  15,277,567       $  15,972,639
                                                               =============       =============


See accompanying notes.                                                        5

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS




                                   BOND SERIES


                                                                      YEAR ENDED DECEMBER 31
                                                                    1997               1996
                                                               -------------       -------------
Operations:
     Net investment income                                     $     409,020       $     376,138
     Net realized loss on investments                                (10,025)            (13,809)
     Net change in unrealized appreciation (depreciation)
         on investments                                              166,988             (40,529)
                                                               -------------       -------------
     Net increase in net assets resulting from operations            565,983             321,800
                                                               -------------       -------------

Dividends to shareholders from:
     Net investment income                                          (409,020)           (376,138)
                                                               -------------       -------------
                                                                    (409,020)           (376,138)
                                                               -------------       -------------
Fund share transactions [note 4]:
     Proceeds from sales of shares                                 1,649,293           1,825,512
     Reinvestment of dividends to shareholders                       376,138             490,594
     Payments for shares redeemed                                 (1,829,490)         (1,042,448)
                                                               -------------       -------------
                                                                     195,941           1,273,658
                                                               -------------       -------------

Total increase in net assets                                         352,904           1,219,320



Net assets:
     Beginning of period                                           6,712,914           5,493,594
                                                               -------------       -------------
     End of period                                             $   7,065,818       $   6,712,914
                                                               =============       =============


See accompanying notes.                                                       6

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS




                               VALUE EQUITY SERIES



                                                                     YEAR ENDED DECEMBER 31
                                                                    1997                1996
                                                               -------------       --------------
Operations:
     Net investment income                                     $      27,897       $      16,233
     Net realized gain on investments                              1,206,843             933,644
     Net change in unrealized appreciation (depreciation)
         on investments                                            1,203,076            (338,105)
                                                               -------------       -------------
     Net increase in net assets resulting from operations          2,437,816             611,772
                                                               -------------       -------------

Dividends to shareholders from:
     Net investment income                                           (27,897)            (16,233)
     Net realized gain on investments                             (1,206,843)           (933,644)
                                                               -------------       -------------
                                                                  (1,234,740)           (949,877)
                                                               -------------       -------------
Fund share transactions [note 4]:
     Proceeds from sales of shares                                 2,609,978           1,841,769
     Reinvestment of dividends to shareholders                       949,877           1,896,996
     Payments for shares redeemed                                 (3,134,267)         (3,127,425)
                                                               -------------       -------------
                                                                     425,588             611,340
                                                               -------------       -------------

Total increase in net assets                                       1,628,664             273,235



Net assets:
     Beginning of period                                           8,518,192           8,244,957
                                                               -------------       -------------
     End of period                                             $  10,146,856       $   8,518,192
                                                               =============       =============


See accompanying notes.                                                       7

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS




                                 CAPITAL SERIES



                                                                     YEAR ENDED DECEMBER 31
                                                                    1997                1996
                                                               -------------       -------------
Operations:
     Net investment income                                     $       1,911       $      13,202
     Net realized gain on investments                              1,261,318             614,518
     Net change in unrealized appreciation on investments            225,500             142,801
                                                               -------------       -------------
     Net increase in net assets resulting from operations          1,488,729             770,521
                                                               -------------       -------------

Dividends to shareholders from:
     Net investment income                                            (1,911)            (13,202)
     Net realized gain on investments                             (1,261,318)           (614,518)
                                                               -------------       -------------
                                                                  (1,263,229)           (627,720)
                                                               -------------       -------------
Fund share transactions [note 4]:
     Proceeds from sales of shares                                 1,293,829           1,452,011
     Reinvestment of dividends to shareholders                       627,720             227,281
     Payments for shares redeemed                                 (2,329,507)         (1,511,879)
                                                               -------------       -------------
                                                                    (407,958)            167,413
                                                               -------------       -------------

Total increase (decrease) in net assets                             (182,458)            310,214



Net assets:
     Beginning of period                                           6,676,516           6,366,302
                                                               =============       =============
     End of period                                             $   6,494,058       $   6,676,516
                                                               =============       =============


See accompanying notes.                                                       8

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS




                           INTERNATIONAL EQUITY SERIES



                                                                      YEAR ENDED DECEMBER 31
                                                                     1997               1996
                                                               -------------       -------------
Operations:
     Net investment income                                     $      25,190       $      38,882
     Net realized gain on investments and foreign currencies         261,050              25,289
     Net change in unrealized appreciation (depreciation) on
         investments and foreign currencies                         (229,603)            400,317
                                                               -------------       -------------
     Net increase in net assets resulting from operations             56,637             464,488
                                                               -------------       -------------

Dividends to shareholders from:
     Net investment income                                           (25,190)            (38,882)
     Net realized gain on investments and foreign currencies        (261,050)            (25,289)
                                                               -------------       -------------
                                                                    (286,240)            (64,171)
                                                               -------------       -------------
Fund share transactions [note 4]:
     Proceeds from sales of shares                                18,000,433           1,079,475
     Reinvestment of dividends to shareholders                        64,171             101,690
     Payments for shares redeemed                                (16,369,069)           (361,880)
                                                               -------------       -------------
                                                                   1,695,535             819,285
                                                               -------------       -------------

Total increase in net assets                                       1,465,932           1,219,602



Net assets:
     Beginning of period                                           3,305,190           2,085,588
                                                               -------------       -------------
     End of period                                             $   4,771,122       $   3,305,190
                                                               =============       =============


See accompanying notes.                                                       9

                            CANADA LIFE OF AMERICA SERIES FUND, INC.

                                  NOTES TO FINANCIAL STATEMENTS

                                        DECEMBER 31, 1997

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Canada Life of America Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund was incorporated on February 23, 1989 and commenced operations on December 4, 1989, with the exception of the Capital Series and International Equity Series which commenced operations on April 23, 1993 and April 24, 1995, respectively. The shares of the Fund are sold only to Canada Life Insurance Company of America and Canada Life Insurance Company of New York to certain of their separate accounts to fund the benefits under certain variable annuity contracts. The Fund's shares are offered in six different Series - Money Market Series, Managed Series, Bond Series, Value Equity Series, Capital Series and International Equity Series. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The policies described below are followed by the Fund in conformity with generally accepted accounting principles.

SECURITIES VALUATION

Securities listed or traded on the New York or American Stock Exchanges are valued at the last sale price on that Exchange, or if there were no sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price. Money market instruments with a remaining maturity of 60 days or less held by the Value Equity, Bond, Managed, Capital, and International Equity Series and all instruments held by Money Market Series are valued at amortized cost, which approximates market.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at end of period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of investments in foreign securities usually denominated in foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Bond premiums and discounts are amortized for both financial and tax reporting purposes.

FEDERAL INCOME TAXES

It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no provision for income taxes has been recorded.

DISTRIBUTION OF INCOME AND GAINS

Dividends from net investment income and any net realized capital gains in the Money Market Series are declared daily and paid quarterly. Effective May 1, 1997, dividends declared in the Money Market Series are paid monthly. Dividends from net investment income and any net realized capital gains in the Managed, Bond, Value Equity, Capital, and International Equity Series are declared and paid annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Series at the net asset value per share.

EXPENSES

Allocable expenses of the Fund are charged to each Series based on the ratio of the net assets of each Series to the combined net assets of the Fund. Non-allocable expenses are charged to each Series based on specific identification. All expenses are accrued daily.

Prior to May 1995, Canada Life Insurance Company of America has agreed to reimburse the Managed, Bond, Value Equity and Capital Series for operating expenses, exclusive of the advisory fee, that exceed .50% of the average daily net assets of each respective series; subsequent to this date, Canada Life Insurance Company of America increased the reimbursement amount to cover operating expenses that exceed .40% of the average daily net assets of each respective series including the International Equity Series. With respect to the Money Market Series, Canada Life Insurance Company of America has agreed to reimburse for operating expenses, exclusive of the advisory fee, that exceed
 .25% of its average daily net assets. For the year ended December 31, 1997, the amounts reimbursed were as follows: Money Market Series - $56,390; Managed Series - $8,493; Bond Series - $8,551; and International Equity Series - $7,673.

2. INVESTMENT ADVISORY AND DIRECTORS' FEES AND OTHER TRANSACTIONS WITH AFFILIATED COMPANIES

INVESTMENT ADVISORY FEES

Prior to May 1995, Canada Life of America Investment Management, Inc. ("Advisor") served as investment manager of the Fund, and as such received from the Fund a monthly fee computed for each of the Series on a daily basis, at an annual rate of .50% of the net assets of each Series. Effective May 1, 1995, the Advisor merged with CL Capital Management Inc., which became the investment advisor for the Fund, and which is a wholly owned subsidiary of Canada Life Insurance Company of America. CL Capital Management Inc. ("Advisor") receives from the Fund a monthly fee computed for each of the Series on a daily basis, at an annual rate of .50% of the net assets of each series except for International Equity Series computed at an annual rate of .80% of its net assets.

With respect to the Capital Series, the Advisor in turn pays J. & W. Seligman & Co. (the "Sub-Advisor"), as full compensation for investment advisory services to the Capital Series, a monthly fee computed on a daily basis, at an annual effective rate of .25% of the net assets of such series.

With respect to the International Equity Series, the Advisor in turn pays INDAGO Capital Management, Inc. (the "Sub-Advisor"), 50% owned by Canada Life Assurance Company, as full compensation for investment advisory to the International Equity Series, a monthly fee computed on a daily basis, at an annual effective rate of .30% of the net assets of such series.

For the year ended December 31, 1997, the investment advisory fee incurred by the Fund was as follows: Money Market Series - $53,800; Managed Series - $82,339; Bond Series - $36,148; Value Equity Series - $50,926; Capital Series - $ 38,267; and International Equity Series - $36,109.

ACCOUNTING SERVICES

Under an accounting services agreement, Canada Life Insurance Company of America provides accounting and administrative services to the Fund. For the year ended December 31, 1997, the related expenses incurred by the Fund were as follows:
Money Market Series - $22,800; Managed Series - $34,800; Bond Series - $15,600; Value Equity Series - $21,600; Capital Series - $15,600; and International Equity Series - $9,600.

DIRECTORS' FEES

Each director who is not an affiliated person receives fees from the Fund for services as a director.

OTHER

On January 11, 1996, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Managed Series in the amount of $500,000. This capital share transaction is reflected in shares redeemed.

On April 17, 1996, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Managed Series in the amount of $500,000. This capital share transaction is reflected in shares redeemed.

On July 8, 1996, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Managed Series in the amount of $500,000. This capital share transaction is reflected in shares redeemed.

On November 15, 1996, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Managed Series in the amount of $500,000. This capital share transaction is reflected in shares redeemed.

On March 27, 1997, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Money Market Series, Bond Series, Value Equity Series, Capital Series and International Equity Series in the amount of $100,000 in each fund for a total amount of $500,000. These capital share transactions are reflected in shares redeemed.

On July 25, 1997, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Money Market Series, Bond Series, Value Equity Series, Capital Series and International Equity Series in the amount of $100,000 in each fund for a total amount of $500,000. These capital share transactions are reflected in shares redeemed.

On October 24, 1997, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Money Market Series, Bond Series, Value Equity Series, Capital Series and International Equity Series in the amount of $100,000 in each fund for a total amount of $500,000. These capital share transactions are reflected in shares redeemed.

On December 8, 1997, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Money Market Series, Bond Series, Value Equity Series, Capital Series and International Equity Series in the amount of $100,000 in each fund for a total amount of $500,000. These capital share transactions are reflected in shares redeemed.

3.       INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales (excluding short term investments) for all Series, for the year ended December 31, 1997 are presented below:

                                                                                     PROCEEDS
                                                                  COST OF              FROM
                                                                SECURITIES          SECURITIES
                                                                 PURCHASED             SOLD
                                                                 ---------             ----
MANAGED SERIES

  US Gov't & Its Agencies Bonds                                $   7,550,007       $   8,154,158
  All other Investments                                            4,486,591           6,900,524
                                                               =============       =============
TOTAL                                                          $  12,036,598       $  15,054,682
                                                               =============       =============

BOND SERIES

  US Gov't & Its Agencies Bonds                                $   6,963,284       $   7,571,618
  All other Investments                                                    -                   -
                                                               =============       =============
TOTAL                                                          $   6,963,284       $   7,571,618
                                                               =============       =============

VALUE EQUITY SERIES

   All other Investments                                       $   5,370,231       $   6,069,771
                                                               -------------       -------------
TOTAL                                                          $   5,370,231       $   6,069,771
                                                               =============       =============

CAPITAL SERIES

   All other Investments                                       $   7,148,382       $   7,407,070
                                                               =============       =============
TOTAL                                                          $   7,148,382       $   7,407,070
                                                               =============       =============

INTERNATIONAL EQUITY SERIES

   All other Investments                                       $   3,446,159       $   1,808,023
                                                               -------------       -------------
TOTAL                                                          $   3,446,159       $   1,808,023
                                                               =============       =============



The information in the following table is presented on the basis of cost for federal income tax purposes as of December 31, 1997.

                            IDENTIFIED
                            COST OF            GROSS            GROSS             NET
                            SECURITIES      UNREALIZED       UNREALIZED       UNREALIZED
                              OWNED        APPRECIATION     (DEPRECIATION)   APPRECIATION
                              -----        ------------     --------------   ------------
Money Market Series         $9,274,293     $        -       $       -        $        -
Managed Series              15,616,379         1,959,200        (455,446)        1,503,754
Bond Series                  7,465,918           189,618          (3,298)          186,320
Value Equity Series          9,614,351         2,120,030        (328,889)        1,791,141
Capital Series               6,016,633         1,938,326        (209,270)        1,729,056
International Equity Series  4,549,915           756,373        (568,108)          188,265

4.        CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              ----------------------
                                            1997                1997                1996               1996
                                           SHARES              AMOUNT              SHARES             AMOUNT
                                           ------              ------              ------             ------
MONEY MARKET SERIES
     Shares sold                          12,923,152       $ 129,231,519         1,476,446       $ 14,764,456
     Shares issued in reinvestment
     of dividends                             52,194             521,937            26,737            267,368
                                        ------------       -------------       -----------       ------------
                                          12,975,346         129,753,456         1,503,183         15,031,824
     Shares redeemed                     (12,820,328)       (128,203,276)       (1,204,133)       (12,041,329)
                                        ------------       -------------       -----------       ------------
     Net increase                            155,018       $   1,550,180           299,050       $  2,990,495
                                        ============       =============       ===========       ============

MANAGED SERIES
     Shares sold                             271,028       $   3,402,203           314,608       $  3,887,311
     Shares issued in reinvestment
     of dividends                            146,936           1,733,625           253,408          3,120,898
                                        ------------       -------------       -----------       ------------
                                             417,964           5,135,828           568,016          7,008,209
     Shares redeemed                        (544,308)         (6,694,608)         (591,398)        (7,408,329)
                                        ------------       -------------       -----------       ------------
     Net (decrease)                         (126,344)      $  (1,558,780)          (23,382)      $   (400,120)
                                        ============       =============       ===========       ============

BOND SERIES
     Shares sold                             155,402       $   1,649,293           173,803       $  1,825,512
     Shares issued in reinvestment
     of dividends                             36,305             376,138            46,932            490,594
                                        ------------       -------------       -----------       ------------
                                             191,707           2,025,431           220,735          2,316,106
     Shares redeemed                        (172,144)         (1,829,490)          (98,327)        (1,042,448)
                                        ------------       -------------       -----------       ------------
     Net increase                             19,563       $     195,941           122,408       $  1,273,658
                                        ============       =============       ===========       ============

VALUE EQUITY SERIES
     Shares sold                             179,856       $   2,609,978           135,689       $  1,841,769
     Shares issued in reinvestment
     of dividends                             73,088             949,877           141,566          1,896,996
                                        ------------       -------------       -----------       ------------
                                             252,944           3,559,855           277,255          3,738,765
     Shares redeemed                        (218,446)         (3,134,267)         (232,199)        (3,127,425)
                                        ------------       -------------       -----------       ------------
     Net increase                             34,498       $     425,588            45,056       $    611,340
                                        ============       =============       ===========       ============

CAPITAL SERIES
     Shares sold                              85,047       $   1,293,829            99,373       $  1,452,011
     Shares issued in reinvestment
     of dividends                             44,978             627,720            16,700            227,281
                                        ------------       -------------       -----------       ------------
                                             130,025           1,921,549           116,073          1,679,292
     Shares redeemed                        (149,567)         (2,329,507)         (107,398)        (1,511,879)
                                        ------------       -------------       -----------       ------------
     Net increase (decrease)                 (19,542)      $    (407,958)            8,675       $    167,413
                                        ============       =============       ===========       ============

INTERNATIONAL EQUITY SERIES
     Shares sold                           1,381,876       $  18,000,433            95,832       $  1,079,475
     Shares issued in reinvestment
     of dividends                              5,428              64,171            10,013            101,690
                                        ------------       -------------       -----------       ------------
                                           1,387,304          18,064,604           105,845          1,181,165
     Shares redeemed                      (1,256,820)        (16,369,069)          (32,929)          (361,880)
                                        ------------       -------------       -----------       ------------
     Net increase                            130,484       $   1,695,535            72,916       $    819,285
                                        ============       =============       ===========       ============

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS



                               MONEY MARKET SERIES


The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                       YEAR ENDED DECEMBER 31
                                                  1997           1996           1995           1994           1993
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period           $    10.00     $    10.00     $    10.00     $    10.00     $    10.00
                                               ----------     ----------     ----------     ----------     ----------

Income from investment operations:

Net investment income                                0.48           0.45           0.49           0.34           0.23
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     0.48           0.45           0.49           0.34           0.23
                                               ----------     ----------     ----------     ----------     ----------

Less distributions:

Dividends from net investment income                (0.48)         (0.45)         (0.49)         (0.34)         (0.23)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.48)         (0.45)         (0.49)         (0.34)         (0.23)
                                               ----------     ----------     ----------     ----------     ----------

   Net asset value, end of period              $    10.00     $    10.00     $    10.00     $    10.00     $    10.00
                                               ==========     ==========     ==========     ==========     ==========

Total return                                         4.95%          4.58%          4.95%          3.40%          2.29%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (000's omitted)      $    9,149     $    7,599     $    4,609     $    5,057     $    4,514

Ratio of expenses to average net assets              0.75%*         0.75%          0.75%          0.75%          0.75%

Ratio of net investment income to average net        4.78%          4.54%          4.98%          3.43%          2.29%
assets

* Ratio shown is after expense reimbursement. Ratio of expenses to average net assets before expense reimbursement is 1.16% for 1997.


See accompanying notes.                                                      15

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS



                                 MANAGED SERIES


The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                           YEAR ENDED DECEMBER 31
                                                  1997             1996             1995             1994             1993
                                               ---------        ---------        ---------        ---------        ---------
Net asset value, beginning of period           $   11.80        $   12.37        $   12.01        $   12.77        $   12.14
                                               ---------        ---------        ---------        ---------        ---------

Income from investment operations:

Net investment income                               0.34             0.32             0.40             0.32             0.31
Net realized and unrealized gain (loss)
       on investments                               1.66             0.27             2.38            (0.39)            0.74
                                               ---------        ---------        ---------        ---------        ---------
Total from investment operations                    2.00             0.59             2.78            (0.07)            1.05
                                               ---------        ---------        ---------        ---------        ---------

Less distributions:

Dividends from net investment income               (0.34)           (0.32)           (0.41)           (0.32)           (0.31)
Distributions from net realized gains              (1.01)           (0.84)           (2.01)           (0.37)           (0.11)
                                               ---------        ---------        ---------        ---------        ---------
Total distributions                                (1.35)           (1.16)           (2.42)           (0.69)           (0.42)
                                               ---------        ---------        ---------        ---------        ---------

Net asset value, end of period                 $   12.45        $   11.80        $   12.37        $   12.01        $   12.77
                                               =========        =========        =========        =========        =========

Total return                                       17.61%            5.75%           21.92%          -0.25%             8.24%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:

Net assets, end of period (000's omitted)      $  15,278        $  15,973        $  17,033        $  15,192        $  17,165

Ratio of expenses to average net assets             0.90%*           0.90%            0.90%            0.97%            1.15%

Ratio of net investment income to average           2.74%            2.53%            3.06%            2.51%            2.50%
net assets

Portfolio turnover rate                            82.80%          144.67%          145.14%           27.31%           38.20%

Average commission rate paid                   $  0.0570        $  0.0600        $  0.0611        $  0.0735        $  0.0899

* Ratio shown is after expense reimbursement. Ratio of expenses to average net assets before expense reimbursement is 0.95% for 1997.


See accompanying notes.                                                      16

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS



                                   BOND SERIES


The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                                YEAR ENDED DECEMBER 31
                                                       1997              1996             1995             1994             1993
                                                    ---------         ---------        ---------        ---------        ---------
Net asset value, beginning of period                $   10.36         $   10.45        $    9.75        $   10.74        $   10.64
                                                    ---------         ---------        ---------        ---------        ---------

Income from investment operations:

Net investment income                                    0.60              0.60             0.65             0.51             0.57
Net realized and unrealized
     gain (loss) on investments                          0.23             (0.09)            1.09            (0.99)            0.56
                                                    ---------         ---------        ---------        ---------        ---------
Total from investment operations                         0.83              0.51             1.74            (0.48)            1.13
                                                    ---------         ---------        ---------        ---------        ---------

Less distributions:

Dividends from net investment income                    (0.60)            (0.60)           (0.64)           (0.51)           (0.57)
Distributions from net realized gains                       -                 -            (0.15)               -            (0.46)
Distributions from paid-in capital                          -                 -            (0.25)               -                -
                                                    ---------         ---------        ---------        ---------        ---------
Total distributions                                     (0.60)            (0.60)           (1.04)           (0.51)           (1.03)
                                                    ---------         ---------        ---------        ---------        ---------

Net asset value, end of period                      $   10.59         $   10.36        $   10.45        $    9.75        $   10.74
                                                    =========         =========        =========        =========        =========

Total return                                             8.09%             4.66%           16.77%          -3.94%            10.35%

RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (000's omitted)           $   7,066         $   6,713        $   5,494        $   3,986        $   4,204


Ratio of expenses to average net assets                  0.90%*            0.90%            0.88%            0.96%            1.16%

Ratio of net investment income to average net
assets                                                   5.70%             5.73%            6.06%            5.01%            5.01%

Portfolio turnover rate
                                                       127.63%           284.11%          245.32%           43.89%           84.77%



* Ratio shown is after expense reimbursement. Ratio of expenses to average net assets before expense reimbursement is 1.02% for 1997.


See accompanying notes.                                                      17

                            CANADA LIFE OF AMERICA SERIES FUND, INC.

                                      FINANCIAL HIGHLIGHTS



                                       VALUE EQUITY SERIES


The following financial highlights are computed on the basis of a share outstanding throughout the period.


                                                                         YEAR ENDED DECEMBER 31
                                                   1997            1996            1995            1994            1993
                                               -----------     -----------     -----------     -----------     ----------
Net asset value, beginning of period           $    13.00      $    13.51      $    13.46      $    13.60      $    13.15
                                               ----------      ----------      ----------      ----------      ----------

Income from investment operations:

Net investment income                                0.04            0.02            0.12            0.14            0.14
Net realized and unrealized gain
on investments                                       3.44            0.80            3.17            0.13            0.61
                                               ----------      ----------      ----------      ----------      ----------
Total from investment operations                     3.48            0.82            3.29            0.27            0.75
                                               ----------      ----------      ----------      ----------      ----------

Less distributions:

Dividends from net investment income                (0.04)          (0.02)          (0.12)          (0.14)          (0.14)
Distributions from net realized gains               (1.73)          (1.31)          (3.12)          (0.27)          (0.16)
                                               ----------      ----------      ----------      ----------      ----------
Total distributions                                 (1.77)          (1.33)          (3.24)          (0.41)          (0.30)
                                               ----------      ----------      ----------      ----------      ----------

Net asset value, end of period                 $    14.71      $    13.00      $    13.51      $    13.46      $    13.60
                                               ==========      ==========      ==========      ==========      ==========

Total return                                        26.93%           6.94%          23.66%           2.03%           5.44%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (000's omitted)      $   10,147      $    8,519      $    8,245      $    7,379      $    7,063

Ratio of expenses to average net assets              0.90%           0.90%           0.90%           0.96%           1.14%

Ratio of net investment income to
average net assets                                   0.28%           0.17%           0.81%           1.03%           1.07%

Portfolio turnover rate                             50.97%          46.78%         103.07%          35.99%          23.70%

Average commission rate paid                   $   0.0560      $   0.0600      $   0.0608      $   0.0738      $   0.0909


See accompanying notes.                                                      18

                            CANADA LIFE OF AMERICA SERIES FUND, INC.

                                      FINANCIAL HIGHLIGHTS



                                         CAPITAL SERIES


The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                                                                        FOR THE
                                                                                                                         PERIOD
                                                                                                                       APRIL 23,
                                                                                                                          1993
                                                                                                                     (COMMENCEMENT
                                                                                                                           OF
                                                                                                                      OPERATIONS)
                                                                          YEAR ENDED DECEMBER 31                      TO DECEMBER
                                                        1997            1996             1995             1994             1993*
                                                   -----------     -----------      -----------      -----------      -----------
Net asset value, beginning of period               $     13.96     $     13.55      $     10.48      $     11.06      $     10.00
                                                   -----------     -----------      -----------      -----------      -----------

Income from investment operations:

Net investment income (loss)                              0.00            0.03             0.02             0.01            (0.02)
Net realized and unrealized gain (loss)
on investments                                            2.75            1.68             3.56            (0.46)            1.32
                                                   -----------     -----------      -----------      -----------      -----------
Total from investment operations                          2.75            1.71             3.58            (0.45)            1.30
                                                   -----------     -----------      -----------      -----------      -----------

Less distributions:

Dividends from net investment income                      0.00           (0.03)           (0.01)           (0.01)               -
Distributions from net realized gains                    (2.56)          (1.27)           (0.50)           (0.12)           (0.24)
                                                   -----------     -----------      -----------      -----------      -----------
Total distributions                                      (2.56)          (1.30)           (0.51)           (0.13)           (0.24)
                                                   -----------     -----------      -----------      -----------      -----------

Net asset value, end of period                     $     14.15     $     13.96      $     13.55      $     10.48      $     11.06
                                                   ===========     ===========      ===========      ===========      ===========

Total return                                             21.14%          12.65%           33.99%          -4.11%            18.42%**

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (000's omitted)          $     6,494     $     6,677      $     6,366      $     3,847      $     2,918

Ratio of expenses to average net assets                   0.90%           0.90%            0.88%            0.92%            1.01%**

Ratio of net investment income to average net
assets                                                    0.03%           0.19%            0.11%            0.09%           -0.21%**

Portfolio turnover rate                                  84.39%          54.11%           33.42%           55.99%           21.87%

Average commission rate paid                       $    0.0490     $    0.0564      $    0.0562      $    0.0568      $    0.0585*


* The fund commenced operations on April 23, 1993. The net asset value at the beginning of the 1993 period is as of the close of business on April 23, 1993.

** 1993 amounts annualized from April 23, 1993.


See accompanying notes.                                                      19

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS



                           INTERNATIONAL EQUITY SERIES

The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                                    FOR THE PERIOD
                                                                                    APRIL 24, 1995
                                                                                   (COMMENCEMENT OF
                                                                                    OPERATIONS) TO
                                                         Year ended December 31       DECEMBER 31
                                                   1997               1996               1995 *
                                               -----------        -----------        -----------
Net asset value, beginning of period
                                               $     11.82        $     10.09        $     10.00
                                               -----------        -----------        -----------

Income from investment operations:

Net investment income                                 0.07               0.16               0.10
Net realized and unrealized gain
 on investments                                       0.56               1.83               0.49
                                               -----------        -----------        -----------
Total from investment operations                      0.63               1.99               0.59
                                               -----------        -----------        -----------

Less distributions:

Dividends from net investment income                 (0.07)             (0.16)             (0.10)
Distributions from net realized gains                (0.74)             (0.10)             (0.40)
                                               -----------        -----------        -----------
Total distributions                                  (0.81)             (0.26)             (0.50)
                                               -----------        -----------        -----------

Net asset value, end of period                 $     11.64        $     11.82        $     10.09
                                               ===========        ===========        ===========

Total return                                          4.32%             19.44%              8.53%**

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:

Net assets, end of period (000's omitted)      $     4,771        $     3,305        $     2,086

Ratio of expenses to average net assets        $      1.20%***           1.20%              1.20%**

Ratio of net investment income to average             0.57%              1.44%              1.43%**
 net assets

Portfolio turnover rate                              37.73%             56.28%             33.56%

Average commission rate paid                   $    0.0380        $    0.1961        $    0.1951*


* The fund commenced operations on April 24, 1995. The net asset value at the beginning of the 1995 period is as of the close of business on April 24, 1995.

**   1995 amounts annualized from April 24, 1995.

*** Ratio shown is after expense reimbursement. Ratio of expenses to average net assets before expense reimbursement is 1.32% for 1997.


See accompanying notes.                                                      20

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

             SCHEDULE OF INVESTMENTS - MONEY MARKET SERIES PORTFOLIO

                                DECEMBER 31, 1997

                                                                       PRINCIPAL          MARKET
                                                                         AMOUNT           VALUE
                                                                      -----------       ----------
U.S. GOVERNMENT & ITS  AGENCIES - 101.4%

    U.S. Treasury Bills (5.110% due 01/22/9)                          $ 2,000,000       $1,994,014
    Federal Farm Credit Banks (5.650% due 01/27/98)                     1,000,000          995,907
    Federal Farm Credit Banks (5.620% due 01/08/98)                     1,000,000          998,893
    Federal Home Loan Bank (5.610% due 01/22/98)                        1,200,000        1,196,056
    Federal Home Loan Mortgage Corp. (5.700% due 01/09/98)              1,000,000          998,724
    Federal Home Loan Mortgage Corp. (5.720% due 01/07/98)              1,100,000        1,098,948
    Federal National Mortgage Association (5.700% due 01/27/98)         2,000,000        1,991,751
                                                                                        ----------

                                                                                         9,274,293

    Total Securities (identified cost - $9,274,293)

    OTHER NET LIABILITIES - (1.4)%                                                        (124,900)
                                                                                        ----------

    Total net assets                                                                    $9,149,393
                                                                                        ==========


See accompanying notes.                                                      21

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

               SCHEDULE OF INVESTMENTS - MANAGED SERIES PORTFOLIO

                                DECEMBER 31, 1997




                                                                       PRINCIPAL        MARKET
                                                                         AMOUNT          VALUE
                                                                      --------------------------
SHORT TERM NOTES - 19.0%

  Federal Farm Credit Banks (5.650% due 01/27/98)                     $  600,000      $  597,544
  Federal Farm Credit Banks (5.700% due 01/09/98)                        110,000         109,861
  Federal Farm Credit Banks (5.670% due 01/06/98)                      2,200,000       2,198,238

                                                                                      ----------
TOTAL SHORT TERM NOTES                                                                 2,905,643
                                                                                      ----------

BONDS - 34.8%

U.S. GOVERNMENT & ITS AGENCIES - 34.8%

  U.S. Treasury Bonds (6.250% due 08/15/23)                              500,000         515,469
  U.S. Treasury Bonds (7.125% due 02/15/23)                              150,000         171,188
  U.S. Treasury Bonds (6.875% due 05/15/06)                              550,000         588,844
  U.S. Treasury Bonds (6.500% due 05/31/01)                              450,000         460,828
  Federal Home Loan Bank (6.200% due 07/02/02)                           125,000         125,505
  Federal Home Loan Bank (6.790% due 02/05/02)                           250,000         250,240
  Federal Home Loan Mortgage Corp. (7.750% due 02/05/07)                 200,000         200,200
  Federal Home Loan Mortgage Corp. (7.440% due 09/20/06)                 175,000         181,475
  Federal Home Loan Mortgage Corp. (7.585% due 09/19/06)                 150,000         156,755
  Federal National Mortgage Association (7.000% due 12/01/27)            200,000         201,300
  Federal National Mortgage Association (7.000% due 09/01/27)            202,000         203,641
  Federal National Mortgage Association (7.500% due 11/01/26)            174,816         179,022
  Federal National Mortgage Association (6.500% due 02/01/24)            250,000         246,719
  Federal National Mortgage Association (5.820% due 11/25/23)             75,000          72,938
  Federal National Mortgage Association (7.750% due 10/25/18)             11,721          11,805
  Federal National Mortgage Association (7.230% due 01/24/07)            200,000         203,579
  Federal National Mortgage Association (7.070% due 10/24/06)            100,000         102,550
  Federal National Mortgage Association (7.690% due 09/13/06)            200,000         209,000
  Federal National Mortgage Association (7.220% due 05/07/04)            250,000         250,743
  Federal National Mortgage Association (7.170% due 06/29/01)            100,000         100,727
  Federal National Mortgage Association (6.140% due 04/06/00)            200,000         200,342
  Government National Mortgage Association (8.000% due 11/15/26)         147,593         153,220
  Government National Mortgage Association (7.500% due 11/15/26)         156,725         160,692
  Government National Mortgage Association (7.000% due 10/15/25)         378,250         381,560

                                                                                      ----------
TOTAL BONDS                                                                            5,328,342
                                                                                      ----------




See accompanying notes.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                                DECEMBER 31, 1997




                                                                        MARKET
                                                        SHARES          VALUE
                                                        ------------------------
COMMON STOCKS - 58.2%

AEROSPACE & DEFENSE - 3.1%
Aerospace & Defense - 3.1%
  AlliedSignal Inc.                                     12,400        $  482,825
                                                                      ----------

CONSTRUCTION & REAL ESTATE - 2.5%
Engineering & Construction - 2.5%
  Granite Construction Inc.                             16,850           387,550
                                                                      ----------

ENERGY - 3.4%
Oil & Gas - 3.4%
  Patina Oil & Gas Corp.                                21,800           167,587
  Pride International Inc.                               6,300           159,075
  Snyder Oil Corp.                                      10,500           191,625
                                                                      ----------
                                                                         518,287
                                                                      ----------

FINANCE - 19.3%
Banks - 2.5%
  Fund American Enterprises HL                           2,000           242,000
  Webster Financial Corp.                                2,200           146,300
                                                                      ----------
                                                                         388,300
                                                                      ----------

Credit & Other Finance - 2.5%
  H & R Block Inc.                                       3,500           156,844
  Pioneer Group Inc.                                     8,000           225,000
                                                                      ----------
                                                                         381,844
                                                                      ----------

Insurance - 14.3%
  Berkshire Hathaway Inc.                                  160           246,240
  Leucadia National Corp.                               25,400           876,300
  Markel Corporation                                     6,000           936,750
  Mid Ocean Ltd.                                         2,200           119,350
                                                                      ----------
                                                                       2,178,640
                                                                      ----------

         TOTAL FINANCE                                                 2,948,784
                                                                      ----------

HEALTH - 3.7%
Hospital Services - 3.7%
  Matria Healthcare Inc.                                63,500           357,188
  Tenet Healthcare Corp.                                 6,300           208,687
                                                                      ----------
                                                                         565,875
                                                                      ----------

INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%
Industrial Machinery & Equipment - 2.3%
  Crane Co.                                              4,000           173,500
  Danaher Corp.                                          2,800           176,750
                                                                      ----------
                                                                         350,250
                                                                      ----------




See accompanying notes.                                                       23

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                               DECEMBER 31, 1997


                                                                           MARKET
                                                           SHARES          VALUE
                                                           ------------------------
MEDIA & LEISURE - 3.7%
Entertainment - 1.3%
  King World Productions Inc.                               3,300      $    190,575
                                                                       ------------

Leisure Durables 8 Toys - 1.3%
  Mattel Inc.                                               5,300           197,425
                                                                       ------------

Publishing - 1.1%
  Knight - Ridder Inc.                                      3,300           171,600
                                                                       ------------

         TOTAL MEDIA & LEISURE                                              559,600
                                                                       ------------

POLLUTION CONTROL - 6.0%
  Dames & Moore Inc.                                       68,800           911,600
                                                                       ------------

RETAIL & WHOLESALE - 10.9%
Apparel Stores - 1.3%
  Catherines Stores Corp.                                  28,300           198,100
                                                                       ------------

Retail & Wholesale, Miscellaneous - 9.6%
  Ellett Brothers Inc.                                     51,800           286,518
  Falcon Products Inc.                                     20,790           294,958
  Hasbro Inc.                                               3,600           113,400
  InterTAN Inc.                                            88,300           474,613
  Nike Inc.                                                 3,400           133,450
  Richfood Holdings Inc.                                    5,600           158,200
                                                                       ------------
                                                                          1,461,139
                                                                       ------------

       TOTAL RETAIL & WHOLESALE                                           1,659,239
                                                                       ------------

SERVICES - 1.5%
Human Resources - 1.5%
  Manpower Inc.                                             6,600           232,650
                                                                       ------------

TRANSPORTATION - 1.8%
Air Transportation - 1.2%
  Offshore Logistics Inc.                                   8,300           177,413
                                                                       ------------

Railroads - 0.6%
  Kansas City Southern Industry                             2,900            92,075
                                                                       ------------

   TOTAL TRANSPORTATION                                                     269,488
                                                                       ------------


TOTAL COMMON STOCKS                                                       8,886,148
                                                                       ------------

Total Securities (identified cost - $15,616,379)                         17,120,133

OTHER NET LIABILITIES - (12%)                                            (1,842,566)
                                                                       ------------

Total net assets                                                       $ 15,277,567
                                                                       ============




See accompanying notes.                                                       24

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                SCHEDULE OF INVESTMENTS - BOND SERIES PORTFOLIO

                               December 31, 1997

                                                                                  PRINCIPAL       MARKET
                                                                                    AMOUNT        VALUE
                                                                                  ---------       ------
SHORT TERM NOTES - 27.1%

  Federal Farm Credit Banks (5.610% due 01/12/98)                                 $   671,000    $   669,844
  Federal Farm Credit Banks (5.700% due 01/06/98)                                     348,000        347,724
  Federal Home Loan Mortgage Corp. (5.700% due 01/07/98)                              400,000        399,620
  Federal Home Loan Mortgage Corp. (5.720% due 01/07/98)                              500,000        499,522

                                                                                                 -----------
TOTAL SHORT TERM NOTES                                                                             1,916,710
                                                                                                 -----------

BONDS - 81.1%

U.S. GOVERNMENT & ITS AGENCIES - 78.5%

  U. S. Treasury Bonds (6.250% due 08/15/23)                                          500,000        515,469
  U. S. Treasury Bonds (6.875% due 05/15/06)                                          450,000        481,782
  U. S. Treasury Bonds (7.125% due 02/15/23)                                          350,000        399,438
  Federal Home Loan Bank (6.515% due 10/01/02)                                        250,000        251,505
  Federal Home Loan Bank (6.200% due 07/02/02)                                        125,000        125,505
  Federal Home Loan Bank (6.790% due 02/05/02)                                        250,000        250,240
  Federal Home Loan Mortgage Corp (7.750% due 02/05/07)                               200,000        200,200
  Federal Home Loan Mortgage Corp (7.440% due 09/20/06)                               175,000        181,475
  Federal Home Loan Mortgage Corp (7.585% due 09/19/06)                               150,000        156,755
  Federal Home Loan Mortgage Corp (6.690% due 08/14/01)                               200,000        202 581
  Federal National Mortgage Association (7.000% due 12/01/27)                         200,000        201 300
  Federal National Mortgage Association (7.000% due 09/01/27)                         202,000        203,641
  Federal National Mortgage Association (7.500% due 11/01/26)                         174,816        179,022
  Federal National Mortgage Association (7.690% due 09/13/06)                         200,000        209,000
  Federal National Mortgage Association (6.500% due 02/01/24)                         250,000        246,718
  Federal National Mortgage Association (5.820% due 11/25/23)                          75,000         72,937
  Federal National Mortgage Association (7.750% due 10/25/18)                          10,315         10,389
  Federal National Mortgage Association (7.230% due 01/24/07)                         200 000        203,579
  Federal National Mortgage Association (7.070% due 10/24/06)                         100,000        102,550
  Federal National Mortgage Association (7.220% due 05/07/04)                         250,000        250,743
  Federal National Mortgage Association (7.170% due 06/29/01)                         100,000        100,728
  Federal National Mortgage Association (6.65% due 03/26/01)                          250,000        250,558
  Federal National Mortgage Association (6.140% due 04/06/00)                         200,000        200,342
  Govemment National Mortgage Association (8.000% due 11/1526)                        147,593        153,220
  Govemment National Mortgage Association (7.500% due 11/15/26)                       156,725        160,692
  Govemment National Mortgage Association (7.000% due 10/15/25)                       236,406        238,475
                                                                                                 -----------
                                                                                                   5,548,844
                                                                                                 -----------
 CORPORATE - 2.6%

    GE Capital Mortgage Services (6.500% due 04/25/08)                                192,457        186,684
                                                                                                 -----------
 TOTAL BONDS                                                                                       5,735,528
                                                                                                 -----------
 Total Securities (identified cost - $7,465,918)                                                   7,652,238
                                                                                                 -----------
 OTHER NET LIABILITIES - (8.2)%                                                                     (586,420)
                                                                                                 -----------
 Total net assets                                                                                $ 7,065,818
                                                                                                 ===========

                                                                              25

See accompanying notes.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

            SCHEDULE OF INVESTMENTS - VALUE EQUITY SERIES PORTFOLIO

                               DECEMBER 31, 1997

                                                                                   PRINCIPAL        MARKET
                                                                                     AMOUNT         VALUE
                                                                                  -----------    -----------
SHORT TERM NOTES - 7.9%

  Federal Farm Credit Banks (5.700% due 01/09/98)                                 $   250,000    $   249,683
  Federal Farm Credit Banks (5.700% due 01/06/98)                                     250,000        249,802
  Federal Home Loan Mortgage Corp. (5.680% due 01/20/98)                              300,000        299,050
                                                                                                 -----------
TOTAL SHORT TERM NOTES                                                                               798,535
                                                                                                 -----------

                                                                                     SHARES
                                                                                    --------
COMMON STOCKS - 104.5%

AEROSPACE & DEFENSE - 5.8%
Aerospace & Defense - 5.8%
  AlliedSignal Inc.                                                                    15,000        584,062
                                                                                                 -----------

CONSTRUCTION & REAL ESTATE - 5.0%
Engineering & Construction - 5.0%
  Granite Construction Inc.                                                            22,100        508,300
                                                                                                 -----------

Energy - 6.6%
Oil & Gas - 6.6%
Patina Oil & Gas Corp.                                                                 29,800        229,088
Pride International Inc.                                                                7,500        189,375
  Snyder Oil Corp.                                                                     13,900        253,675
                                                                                                 -----------
                                                                                                     672,138
                                                                                                 -----------

FINANCE - 32.8%
Banks - 6.5%
     Andover Bancorp Inc.                                                               4,760        191,590
     Fund American Enterprises HL                                                       2,200        266,200
     Webster Financial Corp.                                                            3,000        199,500
                                                                                                 -----------
                                                                                                     657,290
                                                                                                 -----------
Credit & Other Finance - 5.1%
     H & R Block Inc.                                                                   4,700        210,619
     Pioneer Group Inc.                                                                11,000        309,375
                                                                                                 -----------
                                                                                                     519,994
                                                                                                 -----------

Insurance - 21.2%
     Berkshire Hathaway Inc.                                                              250        384,750
     Leucadia National Corp.                                                           19,200        662,400
     Markel Corp.                                                                       6,000        936,750
     Mid Ocean Ltd.                                                                     3,100        168,175
                                                                                                 -----------
                                                                                                   2,152,075
                                                                                                 -----------
TOTAL FINANCE                                                                                      3,329,359
                                                                                                 -----------

  See accompanying notes.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                               DECEMBER 31, 1997


                                                                                                    MARKET
                                                                                      SHARES        VALUE
                                                                                      ------     -----------
HEALTH - 7.0%
Hospital Services - 4.7%
     Matria Healthcare Inc.                                                            84,300    $   474,188
                                                                                                 -----------

Medical Facilities Management - 2.3%
     Tenet Healthcare Corp.                                                             6,900        228,562
                                                                                                 -----------
        TOTAL HEALTH                                                                                 702,750
                                                                                                 -----------

INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
Industrial Machinery & Equipment - 4.4%
    Crane Co.                                                                           5,100        221,213
    Danaher Corp.                                                                       3,600        227,250
                                                                                                 -----------
                                                                                                     448,463
                                                                                                 -----------

MEDIA & LEISURE - 7.6%
Entertainment - 2.4%
    King World Productions Inc.                                                         4,300        248,325
                                                                                                 -----------
Leisure Durables & Toys - 3.1%
    Mattel Inc.                                                                         8,400        312,900
                                                                                                 -----------
  Publishing - 2.1%
    Knight - Ridder Inc.                                                                4,100        213,200
                                                                                                 -----------
        TOTAL MEDIA & LEISURE                                                                        774,425
                                                                                                 -----------

POLLUTION CONTROL - 6.0%
  Dames & Moore Inc.                                                                   46,600        617,450
                                                                                                 -----------

RETAIL & WHOLESALE - 22.7%
Apparel Stores - 2.7%
       Catherines Stores Corp.                                                         38,400        268,800
                                                                                                 -----------

Retail & Wholesale, Miscellaneous - 20.0%
     Ellett Brothers Inc.                                                              62,900        347,915
     Falcon Products Inc.                                                              24,530        348,019
     Hasbro Inc.                                                                       11,200        352,800
     InterTAN Inc.                                                                     95,300        512,238
     Nike Inc.                                                                          4,700        184,475
     Richfood Holdings Inc.                                                            10,200        288,150
                                                                                                 -----------
                                                                                                   2,033,597
                                                                                                 -----------
        TOTAL RETAIL & WHOLESALE                                                                   2,302,397
                                                                                                 -----------

See accompanying notes.
                                                                              27

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                               DECEMBER 31, 1997


                                                                                                    MARKET
                                                                                      SHARES        VALUE
                                                                                      ------     -----------
Services - 2.8%
Human Resources - 2.8%
    Manpower Inc.                                                                       8,100    $   285,525
                                                                                                 -----------

TRANSPORTATION - 3.8%
Air Transportation - 2.2%
    Offshore Logistics Inc.                                                            10,300        220,163
                                                                                                 -----------

Railroads - 1.6%
  Kansas City Southern Industry                                                         5,100        161,925
                                                                                                 -----------
    TOTAL TRANSPORTATION                                                                             382,088
                                                                                                 -----------
TOTAL COMMON STOCKS                                                                               10,606,957
                                                                                                 -----------
Total Securities (identified cost - $9,614,351)                                                   11,405,492

OTHER NET LIABILITIES - (12.4%)                                                                   (1,258,636)
                                                                                                 -----------
Total net assets                                                                                 $10,146,856
                                                                                                 ===========

See accompanying notes.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

               SCHEDULE OF INVESTMENTS - CAPITAL SERIES PORTFOLIO

                                DECEMBER 31, 1997

                                                                         MARKET
                                                        SHARES           VALUE
                                                        ------------------------
COMMON STOCKS - 119.3%


AEROSPACE & DEFENSE - 1.9%
Aerospace & Defense - 1.9%
  Gulfstream Aerospace Corp.                             4,200        $  122,850
                                                                      ----------

BASIC INDUSTRIES - 6.9%
Chemicals & Plastics - 3.3%
  Minerals Technologies Inc.                             2,800           127,225
  Olin Corp.                                             1,900            89,063
                                                                      ----------
                                                                         216,288
                                                                      ----------

Iron & Steel - 1.3%
  Nucor Corp.                                            1,700            82,131
                                                                      ----------

Packaging & Containers - 2.3%
  Crown Cork & Seal Co., Inc.                            3,000           150,375
                                                                      ----------

  TOTAL BASIC INDUSTRIES                                                 448,794
                                                                      ----------

CONSTRUCTION & REAL ESTATE - 2.0%
Engineering & Construction - 2.0%
  Masco Corp.                                            2,600           132,275
                                                                      ----------

DURABLES - 2.6%
Autos, Tires, & Accessories - 1.1%
  Echlin Inc.                                            1,900            68,756
                                                                      ----------

Consumer Electronics - 1.5%
  Newell Co.                                             2,300            97,750
                                                                      ----------

  TOTAL DURABLES                                                         166,506
                                                                      ----------

ENERGY - 4.0%
Oil & Gas - 4.0%
  Barrett Resources Corp.                                3,300            99,825
  Bayard Drilling Technologies                           3,100            50,375
  EVI Inc.                                                 600            31,050
  Transocean Offshore Inc.                               1,600            77,100
                                                                      ----------
                                                                         258,350
                                                                      ----------

FINANCE - 32.3%
Credit & Other Finance - 19.7%
  Donaldson, Lufkin & Jenrette Inc.                      1,700           135,150
  Greenpoint Financial Corp.                             2,300           166,894
  MBNA Corp.                                             6,900           188,456
  Ocwen Financial Corp.                                  4,000           101,750
  Peoples Heritage Financial Group                       1,900            87,400
  Southtrust Corporation                                 1,700           107,844
  St. Paul Bancorp Inc.                                  3,337            87,596
  TCF Financial Corp.                                    3,200           108,600
  Travelers Group Inc.                                   5,550           299,006
                                                                      ----------
                                                                       1,282,696
                                                                      ----------




See accompanying notes.                                                       29

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                               DECEMBER 31 , 1997

                                                                         MARKET
                                                        SHARES           VALUE
                                                        ------------------------
Insurance - 12.6%
  Aflac Inc.                                             1,800        $   92,025
  Amerin Corp.                                           1,200            33,600
  Nationwide Financial Service                           3,900           140,888
  Old Republic International Corp.                       2,200            81,813
  Provident Companies Inc.                               2,800           108,150
  Progressive Corp.                                      2,100           251,738
  Washington Mutual Inc.                                 1,700           108,481
                                                                      ----------
                                                                         816,695
                                                                      ----------

  TOTAL FINANCE                                                        2,099,391
                                                                      ----------

HEALTH - 15.5%
Drugs & Pharmaceuticals - 8.3%
  Biogen Inc.                                            1,700            61,838
  Cardinal Health Inc.                                   1,200            90,150
  Covance Inc.                                           6,700           133,163
  Kos Pharmaceuticals Inc.                               2,300            35,506
  Mckesson Corp.                                         1,100           119,006
  Pfizer Inc.                                            1,300            96,931
                                                                      ----------
                                                                         536,594
                                                                      ----------

Medical Equipment & Supplies - 1.8%
  US Surgical Corp.                                      4,200           123,113
                                                                      ----------

Medical Facilities Management - 5.4%
  Humana Inc.                                            6,100           126,575
  Universal Health Services Inc.                         4,400           221,650
                                                                      ----------
                                                                         348,225
                                                                      ----------

  TOTAL HEALTH                                                         1,007,932
                                                                      ----------

MEDIA & LEISURE - 9.8%
Entertainment - 5.9%
  Activision Inc.                                        5,600           100,100
  American Skiing Corp.                                  5,300            78,838
  Capstar Hotel Co.                                      2,400            82,350
  Mirage Resorts Inc.                                    5,400           122,850
                                                                      ----------
                                                                         384,138
                                                                      ----------

Leisure Durables & Toys - 3.9%
  Harley Davidson Inc.                                   2,900            79,387
  Mattel Inc.                                            4,675           174,144
                                                                      ----------
                                                                         253,531
                                                                      ----------

  TOTAL MEDIA & LEISURE                                                  637,669
                                                                      ----------




See accompanying notes.                                                       30

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                                DECEMBER 31, 1997




                                                                         MARKET
                                                          SHARES          VALUE
                                                          ----------------------
NON-DURABLES - 3.3%
Household products - 3.3%
  Clorox Co.                                               1,200        $ 94,875
  The Dial Corp.                                           5,600         116,550
                                                                        --------
                                                                         211,425
                                                                        --------

RETAIL & WHOLESALE - 13.5%
Apparel Stores - 3.0%
  Jones Apparel Group Inc.                                 3,800         163,400
  Liz Clairborne Inc.                                        800          33,450
                                                                        --------
                                                                         196,850
                                                                        --------

Bookstore - 2.0%
  Barnes & Noble Inc.                                      3,800         126,825
                                                                        --------

General Merchandising - 3.3%
  Coca-Cola Enterprises Inc.                               6,000         213,375
                                                                        --------

Retail & Wholesale, Miscellaneous - 5.2%

  Estee Lauder Cos.                                        2,700         138,881
  Fresh Del Monte Produce Inc.                             7,400         108,225
  Kroger Company                                           2,400          88,650
                                                                        --------
                                                                         335,756
                                                                        --------

  TOTAL RETAIL & WHOLESALE                                               872,806
                                                                        --------

SERVICES - 6.6%
Advertising - 4.2%
  Interpublic Group of Companies Inc.                      3,750         186,796
  Snyder Communications Inc.                               2,300          83,950
                                                                        --------
                                                                         270,746
                                                                        --------

Commercial- 1.4%
  Gartner Group Inc.                                       2,500          93,125
                                                                        --------

Human Resources- 1.0%
  Accustaff Inc.                                           2,900          66,700
                                                                        --------

  TOTAL SERVICES                                                         430,571
                                                                        --------


TECHNOLOGY - 17.8%

Communications Equipment- 1.5%
  Qualcomm Inc.                                            1,900          95,950
                                                                        --------

Computers & Office Equipment- 1.4%
  Xilinx Inc.                                              2,600          91,162
                                                                        --------




See accompanying notes.                                                       31

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                                DECEMBER 31, 1997




                                                                            MARKET
                                                            SHARES          VALUE
                                                            -----------------------
Computer Services & Software - 8.1 %
  BMC Software Inc.                                          1,500      $    98,437
  Ceridian Corp.                                             2,800          128,275
  Fiserv Inc.                                                3,600          176,850
  Symantec Corp.                                             2,500           54,844
  Synopsys Inc.                                              1,900           67,925
                                                                        -----------
                                                                            526,331
                                                                        -----------

Electronics - 6.8%
  Adaptec Inc.                                               2,200           81,675
  Arrow Electronics Inc.                                     3,200          103,800
  Linear Technology Corp.                                    1,400           80,675
  Maxim integrated Products Inc.                             2,800           96,600
  Vishay Intertechonology Inc.                               3,255           76,696
                                                                        -----------
                                                                            439,446
                                                                        -----------

  TOTAL TECHNOLOGY                                                        1,152,889
                                                                        -----------

UTILITIES - 3.1%
Telephone Services - 3.1%
  Century Telephone Enterprises                              4,100          204,231
                                                                        -----------

TOTAL COMMON STOCKS                                                       7,745,689
                                                                        -----------

Total Securities ( identified cost - $6,016,633 )                         7,745,689

OTHER NET LIABILITIES - (19.3%)                                          (1,251,631)
                                                                        -----------

Total net assets                                                        $ 6,494,058
                                                                        ===========




See accompanying notes.                                                       32

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

         SCHEDULE OF INVESTMENTS - INTERNATIONAL EQUITY SERIES PORTFOLIO

                                DECEMBER 31, 1997




                                                                         PRINCIPAL     MARKET
                                                                           AMOUNT      VALUE
                                                                        ----------------------
BONDS - 4.9%

CORPORATE CONVERTIBLE BONDS - 4.9%

JAPAN - 4.9%
  Sony Corp. (1.400% due on 03/31/05)                  JP Yen           10,000,000    $114,211
  Sumitomo Bank Intl Fin NV (0.750% due on 05/31/01)   JP Yen            7,000,000      56,260
  Tokyo Electron Ltd. (0.900% due on 09/30/03)         JP Yen            6,000,000      66,127
                                                                                      --------

TOTAL BONDS                                                                            236,598
                                                                                      --------

                                                                          SHARES
                                                                        ----------
COMMON STOCKS - 94.4%

ARGENTINA - 0.8%
  YPF Sociedad Anonima - sponsored ADR                                       1,100      37,606
                                                                                      --------

AUSTRALIA - 4.1%
  E.R.G. Ltd.                                                               31,700      26,644
  News Corp. Ltd.                                                            5,300     105,338
  National Australia Bank Ltd.                                               4,400      61,437
                                                                                      --------
                                                                                       193,419
                                                                                      --------

AUSTRIA - 2.8%
  VA Technologie AG                                                            900     136,449
                                                                                      --------

CHINA - 0.5%
  Shandong Huaneng Power Co. Ltd. - sponsored ADR                            3,800      26,125
                                                                                      --------

FINLAND - 4.3%
  Nokia Corp. - sponsored ADR                                                2,900     203,000
                                                                                      --------

FRANCE - 8.8%
  Alcatel Alsthom - sponsored ADR                                            1,400      35,438
  Elf Aquitaine - sponsored ADR                                              1,800     105,525
  ISIS                                                                         400      43,884
  Michelin (CGDE)                                                            1,700      85,624
  SGS-Thomson Microelectronics NV                                            1,700     104,149
  Societe Generale de Paris                                                    150      20,446
  Usinor                                                                     1,800      26,001
                                                                                      --------
                                                                                       421,067
                                                                                      --------

GERMANY - 8.0%
  Bayer A.G. - sponsored ADR                                                   900      33,188
  Depfa Bank                                                                 1,800     106,616
  Prosieben Media AG                                                         2,500     114,708
  SOL Carbon AG                                                                450      57,563
  Wella Aktiengesellschaft                                                     100      70,632
                                                                                      --------
                                                                                       382,707
                                                                                      --------




See accompanying notes.                                                       33

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                                DECEMBER 31, 1997




                                                                          MARKET
                                                            SHARES        VALUE
                                                           ---------------------
HONG KONG - 7.0%
  Hong Kong Telecommunications Ltd. - sponsored ADR          2,247      $ 46,344
  Esprit Holdings Ltd.                                     227,000        73,975
  HSBC Holdings PLC                                          3,649        89,950
  Johnson Electric Holdings Ltd.                            11,880        34,191
  Manhattan Card Co. Ltd.                                  122,000        42,906
  Television Broadcasts Ltd.                                17,100        48,773
                                                                        --------
                                                                         336,139
                                                                        --------

INDONESIA - 0.1%
  PT Inti Indorayon Utama                                   25,000         2,501
                                                                        --------

ITALY - 3.4%
  Fila Holding SPA- sponsored ADR                            2,900        58,363
  Telecom Italia SPA                                         7,200        31,764
  Telecom Italia Mobile SPA                                 24,700        70,271
                                                                        --------
                                                                         160,398
                                                                        --------

ISRAEL - 0.3%
  Teva Pharmaceutical Ind. - sponsored ADR                     300        14,194
                                                                        --------

JAPAN - 15.0%
  Autobacs Seven Co. Ltd.                                    1,000        28,841
  Canon Inc.                                                 5,000       116,903
  DDI Corp.                                                     15        39,801
  Nihon Plast Co. Ltd.                                         500         1,207
  Nomura Securities Co. Ltd.                                 9,000       120,441
  Promise Co. Ltd.                                           2,640       147,003
  Sanyo Coca-Cola Bottling Co.                               3,300        27,918
  Sangetsu Co. Ltd.                                          2,000        20 612
  Tokyo Style Co Ltd.                                        5,000        45,377
  Toyota Motor Corp.                                         5,000       143,822
  Yamatake-Honeywell                                         2,000        21,381
                                                                        --------
                                                                         713,306
                                                                        --------

MALAYSIA - 1.0%
  Technology Resources Industries                           25,000        14,773
  Telekom Malaysia                                          11,000        32,500
                                                                        --------
                                                                          47,273
                                                                        --------

MEXICO - 0.9%
  PanAmerican Beverages Inc.                                 1,300        42,413
                                                                        --------

NETHERLANDS - 5.7%
  Hollandsche Beton Groep NV                                 4,000        74,387
  ING Groep N.V                                              2,675       112,688
  Philips Electronics N.V                                    1,400        84,700
                                                                        --------
                                                                         271,775
                                                                        --------




See accompanying notes.                                                       34

                      CANADA LIFE AMERICA SERIES FUND, INC.

                                DECEMBER 31, 1997




                                                                         MARKET
                                                          SHARES         VALUE
                                                          ----------------------
SOUTH KOREA - 1.0%
  Pohang Iron & Steel Co. Ltd.                             1,700      $   48,120
                                                                      ----------

SINGAPORE - 1.7%
  Cerebos Pacific Ltd.                                    17,300          43,534
  Fraser & Neave Ltd.                                      8,600          37,259
                                                                      ----------
                                                                          80,793
                                                                      ----------

SPAIN - 0.9%
  Telefonica de Espana - sponsored ADR                       480          43,710
                                                                      ----------

SWITZERLAND - 6.9%
  Nestle SA                                                   73         109,559
  Novartis AG                                                136         220,986
                                                                      ----------
                                                                         330,545
                                                                      ----------

TAIWAN - 1.1%
  China Steel Corp. - GDS                                  2,350          35,250
  President Enterprises - GDS                              1,440          17,280
                                                                      ----------
                                                                          52,530
                                                                      ----------

UNITED KINGDOM - 20.1%
  Billiton PLC                                            10,000          25,668
  Diageo PLC - sponsored ADR                               1,500          56,813
  Elan Corporation PLC                                     3,000         153,563
  EMI Group - sponsored ADR                                2,600          44,855
  Glaxo Wellcome PLC - sponsored ADR                         900          43,088
  Iceland Group - sponsored ADR                           19,000          41,267
  Matthews (Betnar) PLC                                   54,700          88,203
  Mercury Assets Management Group PLC                      2,700          75,435
  Reuters Holdings PLC                                       760          50,350
  Rolls Royce PLC                                         12,400          47,947
  Smithkline Beecham PLC                                     800          41,150
  United Utilities                                         3,300          42,353
  Vodafone Group PLC - sponsored ADR                       2,200         159,500
  WPP Group PLC                                            1,000          45,125
  Zeneca Group PLC                                         1,200          42,195
                                                                      ----------
                                                                         957,512
                                                                      ----------

TOTAL COMMON STOCKS                                                    4,501,582
                                                                      ----------

Total Securities (identified cost - $4,549,915)                        4,738,180

OTHER NET ASSETS - 0.7%                                                   32,942
                                                                      ----------

Total net assets                                                      $4,771,122
                                                                      ==========




See accompanying notes.                                                       35

                                     PART C



                                OTHER INFORMATION

PART C

                    CANADA LIFE OF AMERICA SERIES FUND, INC.


Item 24.  Financial Statements and Exhibits

(a)     Financial Statements
        All required financial statements are included in Part B of this Registration Statement.


(b)     Exhibits
        (1) Form of Articles of Incorporation of Canada Life of America Series Fund, Inc.**
               (a) Form of Articles Supplementary**
               (b) Amendment to the Articles Supplementary*

        (2) By-Laws of Canada Life of America Series Fund, Inc**

        (3) Not applicable.

        (4) Forms of Certificates for Shares of the Fund**

        (5)    (a) Form of Investment Advisory Agreement with CL Capital
                   Management, Inc. (CLCM) and the Series Fund**
               (b) Form of Sub-Investment Advisory Agreement between CL Capital
                   Management, Inc. (CLCM) and Canada Life Investment Management Limited (CLIM)**
               (c) Form of Sub-Investment Advisory Agreement between CL Capital
                   Management, Inc. (CLCM) and J. & W. Seligman & Co., Incorporated (Seligman)**
               (d) Form of Sub-Investment Advisory Agreement between CL
                   Capital Management, Inc. (CLCM) and INDAGO Capital
                   Management Inc.

        (6)    Not applicable

        (7)    Not applicable

        (8)    Form of Custodian Agreement**

        (9)    (a)    Form of Accounting Services Agreement**
               (b)    Form of Dividend Disbursing and Transfer Agent Agreement**
               (c)    Form of Participation Agreement**

        (10) Not applicable

        (11) Consent of Independent Auditors

        (12) Not applicable

        (13) Form of Subscription Agreement**
             (a) Form of Subscription Agreement for the Capital Series**
             (b) Form of Subscription Agreement for the International Series**

        (14)   Not applicable.

        (15)   Not applicable.

        (16)   Sample Performance Data Calculation.

        (27)   Financial Data Schedules

-----------------------
* Incorporated herein by reference to exhibits filed with the Post-Effective Amendment No 5. to this Registration Statement on Form N-1A (File No. 33-28888), filed on March 5, 1993.
** Incorporated herein by reference to exhibits filed with the Post-Effective Amendment No. 10 to this Registration Statement on Form N-1A (File No. 33-288888), filed on April 24, 1997.

Item 25. Persons Controlled by or Under Common Control with Registrant.*

Item 26. Number of Holders of Securities

                                                       Number of Record
           Title of Class                                 Holders
           --------------                              ----------------
           Money Market Portfolio                            2
           Equity Portfolio                                  2
           Bond Portfolio                                    2
           Managed Portfolio                                 2
           Capital Portfolio                                 2
           International Equity Portfolio                    2

Item 27.  Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee ("corporate representative") of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (1) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the registrant.

Article 11.01 of the Registrant's By-Laws (Exhibit (2) to this registration statement) provides that Registrant shall indemnify its corporate representatives, in a manner that is consistent with Maryland law. Article 11.02 precludes indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made. In addition, Section 10 of the By-Laws of Canada Life Insurance Company of America provides indemnification for directors, officers, and employees of the Company serving at the request of the Canada Life Assurance Company, including directors, officers and employees of the Registrant, and Section 16 of the By-Laws of the Canada Life Assurance Company provides indemnification for directors, officers and employees serving at the request of the Canada Life Assurance Company, including directors, officers and employees of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to provisions discussed in Item 27 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has

* Incorporated herein by Reference to Part C of the Post-Effective Amendment Registration Statement for Canada Life of America Variable Annuity Account 1 on Form N-4 (File No. 33- 28889), filed April 1997.

been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.     Business and other Connections of Investment Adviser

             None

Item 29.     Principal Underwriters

             None

Item 30.     Location of Accounts and Records

             All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of the Fund at 330 University Avenue, Toronto, Ontario M5G 1R8 and at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339.

Item 31.     Management Services

             All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 32.     Undertaking

             The Registrant undertakes to furnish a copy of the Registrant's most recent Annual Report to Shareholder's free of charge upon request.

                                  EXHIBIT INDEX


Exhibit                    Description of Exhibit
-------                    ----------------------
5 (d)                      Form of Sub-Investment Advisory Agreement between CL Capital Management, Inc.            (CLCM)
                           and INDAGO Capital Management Inc.


11                         Consent of Independent Auditors

16                         Sample Performance Data Calculation.

27                         Financial Data Schedules

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment Number 11 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on this 24 day of April, 1998.


                    CANADA LIFE OF AMERICA SERIES FUND, INC.




Attest:                                          By:   /s/ Ron Beettam
       -------------------------------              --------------------------
       D.A. Hopkins, Secretary                      R. E. Beettam, President
       Canada Life of America Series Fund, Inc.     Canada Life of America Series Fund, Inc.


As required by the Securities Act of 1933, this Post-Effective Amendment Number 11 has been signed by the following persons in the capacities and on the dates indicated.



       SIGNATURE                                             TITLE                            DATE
       ---------                                             -----                            ----

/s/ Robert W. Morrison                               Chairman and Director               April 24, 1998
-----------------------------------                                                     ----------------
R. W. Morrison


/s/ Ron Beettam                                      President and Director              April 24, 1998
-----------------------------------                                                     ----------------
R. E. Beettam


/s/ E. Y. Baker                                      Director                            April 24, 1998
-----------------------------------                                                     ----------------
E. Y. Baker


/s/ J. S. Clarke                                     Director                            April 24, 1998
-----------------------------------                                                     ----------------
J. S. Clarke


/s/ David H. Harris                                  Director                            April 24, 1998
-----------------------------------                                                     ----------------
D. H. Harris


/s/ D. V. Rough                                      Treasurer                           April 24, 1998
-----------------------------------                                                     ----------------
D. V. Rough


/s/ Don D. Myers                                     Accounting Officer                  April 24, 1998
-----------------------------------                                                     ---------------
D. D. Myers